UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2019

Date of reporting period:	11/30/2019

Item 1 – Reports to Stockholders

PGIM JENNISON FINANCIAL SERVICES FUND

ANNUAL REPORT

NOVEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights (unaudited)

•

FleetCor Technologies, which provides specific-purpose charge cards and payment-processing services for commercial and government trucking fleets, contributed to the Fund’s performance during the reporting period as the company experienced accelerating revenue growth and attractive margins.

•

Mastercard continues to benefit from the long-term shift from cash to electronic transactions and has a strong market position with high barriers to entry, pricing power, and solid operating leverage potential. The company’s second-quarter 2019 revenue, expenses, operating income, and earnings exceeded consensus expectations.

•

Shares of Wirecard, a leading electronic payment processor trading in more than 120 currencies, declined during the period on allegations of breaches in the company’s accounting procedures. Jennison eliminated the position in February 2019.

•

East West Bancorp provides a range of retail and commercial banking services to individuals and small- to medium-sized businesses in the US and China. Shares fell on disappointing quarterly results as well as concerns that future tariffs and trade tensions between the US and China would begin to hurt the company’s future growth rates.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison Financial Services Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Financial Services Fund

January 15, 2020

PGIM Jennison Financial Services Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	9.39	2.49	6.26	—
Class B	9.70	2.65	6.07	—
Class C	13.99	2.93	6.13	—
Class R	15.43	3.42	N/A	7.20 (2/3/12)
Class Z	16.18	3.98	7.20	—
Class R6	16.25	N/A	N/A	2.25 (1/26/18)
S&P Composite 1500 Financials Index
	13.37	11.06	12.03	—
S&P Composite 1500 Index
	15.31	10.79	13.47	—

	Average Annual Total Returns as of 11/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	15.76	3.66	6.87	—
Class B	14.70	2.83	6.07	—
Class C	14.99	2.93	6.13	—
Class R	15.43	3.42	N/A	7.20 (2/3/12)
Class Z	16.18	3.98	7.20	—
Class R6	16.25	N/A	N/A	2.25 (1/26/18)
S&P Composite 1500 Financials Index
	13.37	11.06	12.03	—
S&P Composite 1500 Index	15.31	10.79	13.47	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Financials Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2009) and the account values at the end of the current fiscal year (November 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison Financial Services Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through reinvestment of dividends and/or capital gains. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

Benchmark Definitions

S&P Composite 1500 Financials Index—The S&P Composite 1500 Financials Index is an unmanaged index that comprises those companies included in the S&P Composite 1500, an index that combines the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index, that are classified as members of the GICS financials sector. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares is 15.13% and Class R6 shares is 2.57%.

S&P Composite 1500 Index—The S&P Composite 1500 Index is an unmanaged index of near 500 of the largest, established, publicly traded stocks in the S&P 500 Index, the 400 largest companies outside of the S&P 500 Index contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares is 13.96% and Class R6 shares is 7.70%.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 11/30/2019

Ten Largest Holdings	Line of Business	% of Net Assets
FleetCor Technologies, Inc.	Data Processing & Outsourced Services	7.9%
Mastercard, Inc. (Class A Stock)	Data Processing & Outsourced Services	7.7%
JPMorgan Chase & Co.	Diversified Banks	7.7%
Visa, Inc. (Class A Stock)	Data Processing & Outsourced Services	7.6%
Bank of America Corp.	Diversified Banks	7.2%
Citigroup, Inc.	Diversified Banks	6.7%
Chubb Ltd.	Property & Casualty Insurance	5.6%
Adyen NV (Netherlands), 144A	Data Processing & Outsourced Services	5.1%
Goldman Sachs Group, Inc. (The)	Investment Banking & Brokerage	4.8%
MetLife, Inc.	Life & Health Insurance	4.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison Financial Services Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Financial Services Fund’s Class Z shares returned 16.18% in the 12-month reporting period that ended November 30, 2019, outperforming the 13.37% return of the S&P Composite 1500 Financials Index (the Index).

What was the market environment?

•

Equity markets were highly volatile during the reporting period. An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US economic growth, the state of US trade alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets subsequently rebounded early in 2019 as the Federal Reserve signaled a pause in federal funds rate hikes, but US markets fell again as the period ended on a re-escalation of trade tension. Numerous central banks around the world lowered interest rates.

•	The Index underperformed the broad market S&P 500 Index over the period.

What worked?

•

FleetCor Technologies Inc. provides specific-purpose charge cards and payment-processing services for commercial and government trucking fleets and has a rapidly growing mobile payments business in Brazil. During the reporting period, the company experienced accelerating revenue growth and attractive margins. Jennison sees improving organic growth trends in all of the company’s businesses and an attractive stock valuation relative to other payment companies’ share prices.

•

Mastercard Inc. continues to benefit from the long-term shift from cash to electronic transactions. It has a strong market position with high barriers to entry, pricing power, and solid operating leverage potential. The company’s second-quarter 2019 revenue, expenses, operating income, and earnings exceeded consensus expectations, with gross dollar volume increasing 13% and switched transaction volume improving 18%.

•

Visa Inc. is the No. 1 payment system in the US. Jennison expects the company to continue to benefit from the long-term shift from cash to electronic credit and debit transactions, and likes the value of its acquisition of Visa Europe. The company’s fiscal 2019 third-quarter (ending June 30) revenue and earnings beat expectations, with all key metrics accelerating sequentially. Processed transactions increased 12%; cross-border volumes grew 7%; and payments volumes improved 9%.

•

Shares of JPMorgan Chase & Co. rose over the period, with the stock proving to be resilient versus its banking industry peers and holding its premium multiple. Third-quarter 2019 results were solid, with revenue and earnings coming in ahead of consensus

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expectations. Jennison continues to view the company as best in class and likes its diversified franchise that has broad earnings capacity supported by a robust capital base and strong execution.

•

Bank of America Corp. performed well during the period, due mostly to good results in investment banking and its ability to control expenses. Jennison likes the company’s operating leverage, strong retail franchise, and low credit risk.

What didn’t work?

•

Based in Munich, Germany, Wirecard AG is a leading electronic payment processor trading in more than 120 currencies with more than 15,000 corporate customers. Its largest customer segment is e-commerce retailers in Germany and the rest of western Europe, but it continues to expand in Asia and elsewhere. Shares declined during the period on allegations of breaches in the company’s accounting procedures. Jennison eliminated the position in February 2019.

•

East West Bancorp Inc. provides a range of retail and commercial banking services to individuals and small- to medium-sized businesses in the US and China. Shares fell on disappointing quarterly results as well as concerns that future tariffs and trade tensions between the US and China would begin to hurt the company’s future growth rates. Jennison continues to believe that East West Bancorp is a very well-positioned bank, poised to capitalize on a specialized demographic.

•

SLM Corp.’s primary business is creating, servicing, and collecting private education loans. The company’s shares were weighed down by credit losses, political campaign promises, and new entrants for originations and refinancing. On the positive side, student loan originations remained strong, and expenses were lower than anticipated. Jennison continues to favor the company for its attractive valuation and favorable risk/reward characteristics.

•

BrightSphere Investment Group Inc. is a multi-affiliate asset manager that suffered from fund outflows during the period, weighing on its financial results. Nonetheless, Jennison likes the company’s primarily institutional investor base, product inflows that carry higher fees than outflowing products, strong free-cash-flow generation, and profit share model with its affiliates that provides for sizable variability in expenses in times of market volatility.

•

Moelis & Co. is a global investment bank, providing strategic advisory services to a variety of private, as well as public and government, institutions. The company’s shares underperformed due to an overall decline in merger and acquisition deals and disappointing revenues. With Moelis’ more recent financial results improving, Jennison continues to like the company’s stock price valuation given growth potential and diversity of the business model.

PGIM Jennison Financial Services Fund	11

Strategy and Performance Overview (continued)

Current outlook

•

The Fund’s philosophy is to invest in companies with business models that can generate sustainable growth in earnings, free cash flows, and revenue. Balance sheet strength, competitive positioning, and management’s track record of execution are also key considerations.

•	Overall, financial services management teams continue to have multiple revenue and cost levers at their disposal that can be used to help meet consensus earnings-per-share expectations.

•	Valuation discounts are presenting a compelling entry point for financial services stocks.

•

Certain pockets of the sector have historically performed better as growth slowed. Areas such as financial technology could potentially capture additional upside from a global trend toward e-payments, in Jennison’s view.

•

Jennison continues to monitor the macro economic environment for any signs of risks to the industry, namely a deterioration in credit conditions or an entrenched inverted yield curve as a result of stalled economic growth.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the reporting period.

Top contributors (%)		Top detractors (%)
FleetCor Technologies	3.26	Wirecard	–0.83
Mastercard	3.00	East West Bancorp	–0.75
Visa	1.95	SLM	–0.51
JPMorgan Chase	1.47	BrightSphere Investment Group	–0.48
Bank of America	1.37	Moelis	–0.24

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Financial Services Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Financial Services Fund		Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,135.40	1.39%	$7.44
	Hypothetical	$1,000.00	$1,018.10	1.39%	$7.03
Class B	Actual	$1,000.00	$1,129.30	2.31%	$12.33
	Hypothetical	$1,000.00	$1,013.49	2.31%	$11.66
Class C	Actual	$1,000.00	$1,131.30	2.11%	$11.27
	Hypothetical	$1,000.00	$1,014.49	2.11%	$10.66
Class R	Actual	$1,000.00	$1,132.70	1.75%	$9.36
	Hypothetical	$1,000.00	$1,016.29	1.75%	$8.85
Class Z	Actual	$1,000.00	$1,136.60	1.04%	$5.57
	Hypothetical	$1,000.00	$1,019.85	1.04%	$5.27
Class R6	Actual	$1,000.00	$1,137.30	1.00%	$5.36
	Hypothetical	$1,000.00	$1,020.05	1.00%	$5.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of November 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Asset Management & Custody Banks 2.4%
Brightsphere Investment Group, Inc.	219,573	$2,114,488
KKR & Co., Inc. (Class A Stock)	54,078	1,594,760

		3,709,248

Consumer Finance 4.9%
Capital One Financial Corp.	39,595	3,959,896
SLM Corp.	433,226	3,695,418

		7,655,314

Data Processing & Outsourced Services 28.8%
Adyen NV (Netherlands), 144A*	10,313	7,912,368
FleetCor Technologies, Inc.*	39,782	12,209,891
Mastercard, Inc. (Class A Stock)	40,845	11,936,134
PayPal Holdings, Inc.*	7,061	762,659
Visa, Inc. (Class A Stock)	63,785	11,768,970

		44,590,022

Diversified Banks 21.6%
Bank of America Corp.	334,634	11,150,005
Citigroup, Inc.	137,855	10,355,668
JPMorgan Chase & Co.	90,344	11,903,725

		33,409,398

Financial Exchanges & Data 2.2%
S&P Global, Inc.	12,681	3,356,027

Investment Banking & Brokerage 8.7%
Goldman Sachs Group, Inc. (The)	33,445	7,403,051
Moelis & Co. (Class A Stock)	81,426	2,683,801
TD Ameritrade Holding Corp.	66,724	3,458,305

		13,545,157

Life & Health Insurance 5.0%
Brighthouse Financial, Inc.*	18,349	755,245
MetLife, Inc.	139,924	6,983,607

		7,738,852

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	15

Schedule of Investments (continued)

as of November 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage REITs 3.0%
MFA Financial, Inc.	326,050	$2,497,543
Starwood Property Trust, Inc.	87,668	2,147,866

		4,645,409

Property & Casualty Insurance 5.6%
Chubb Ltd.	57,019	8,637,238

Regional Banks 14.4%
Ameris Bancorp	75,536	3,297,146
BankUnited, Inc.	78,147	2,739,834
BB&T Corp.	74,917	4,099,458
East West Bancorp, Inc.	24,539	1,124,377
Pinnacle Financial Partners, Inc.	65,967	4,051,693
PNC Financial Services Group, Inc. (The)	30,027	4,600,437
Seacoast Banking Corp. of Florida*	77,995	2,320,351

		22,233,296

Reinsurance 2.4%
RenaissanceRe Holdings Ltd. (Bermuda)	19,546	3,681,098

Thrifts & Mortgage Finance 0.8%
Sterling Bancorp, Inc.	134,905	1,307,229

TOTAL LONG-TERM INVESTMENTS (cost $114,158,368)		154,508,288

SHORT-TERM INVESTMENT 0.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $651,668)(w)	651,668	651,668

TOTAL INVESTMENTS 100.2% (cost $114,810,036)		155,159,956
Liabilities in excess of other assets (0.2)%		(252,071)

NET ASSETS 100.0%		$154,907,885

See Notes to Financial Statements.

16

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investments Portfolios 2 -PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Asset Management & Custody Banks	$3,709,248	$—	$—
Consumer Finance	7,655,314	—	—
Data Processing & Outsourced Services	36,677,654	7,912,368	—
Diversified Banks	33,409,398	—	—
Financial Exchanges & Data	3,356,027	—	—
Investment Banking & Brokerage	13,545,157	—	—
Life & Health Insurance	7,738,852	—	—
Mortgage REITs	4,645,409	—	—
Property & Casualty Insurance	8,637,238	—	—
Regional Banks	22,233,296	—	—
Reinsurance	3,681,098	—	—
Thrifts & Mortgage Finance	1,307,229	—	—
Affiliated Mutual Fund	651,668	—	—

Total	$147,247,588	$7,912,368	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2019 were as follows (unaudited):

Data Processing & Outsourced Services	28.8%
Diversified Banks	21.6

Regional Banks	14.4%
Investment Banking & Brokerage	8.7

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	17

Schedule of Investments (continued)

as of November 30, 2019

Industry Classification (continued):

Property & Casualty Insurance	5.6%
Life & Health Insurance	5.0
Consumer Finance	4.9
Mortgage REITs	3.0
Reinsurance	2.4
Asset Management & Custody Banks	2.4
Financial Exchanges & Data	2.2

Thrifts & Mortgage Finance	0.8%
Affiliated Mutual Fund	0.4

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

as of November 30, 2019

Assets
Investments at value:
Unaffiliated investments (cost $114,158,368)	$154,508,288
Affiliated investments (cost $651,668)	651,668
Dividends receivable	204,162
Receivable for Fund shares sold	116,317
Tax reclaim receivable	49,650
Receivable for investments sold	22,265
Prepaid expenses	1,122

Total Assets	155,553,472

Liabilities
Payable for Fund shares reacquired	424,240
Accrued expenses and other liabilities	94,900
Management fee payable	79,785
Distribution fee payable	39,029
Affiliated transfer agent fee payable	7,633

Total Liabilities	645,587

Net Assets	$154,907,885

Net assets were comprised of:
Common stock, at par	$97,768
Paid-in capital in excess of par	118,815,707
Total distributable earnings (loss)	35,994,410

Net assets, November 30, 2019	$154,907,885

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	19

Statement of Assets and Liabilities

as of November 30, 2019

Class A
Net asset value and redemption price per share, ($81,554,957 ÷ 5,119,157 shares of common stock issued and outstanding)	$15.93
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price to public	$16.86

Class B
Net asset value, offering price and redemption price per share, ($2,138,110 ÷ 152,020 shares of common stock issued and outstanding)	$14.06

Class C
Net asset value, offering price and redemption price per share, ($15,451,879 ÷ 1,093,321 shares of common stock issued and outstanding)	$14.13

Class R
Net asset value, offering price and redemption price per share, ($12,076,783 ÷ 760,233 shares of common stock issued and outstanding)	$15.89

Class Z
Net asset value, offering price and redemption price per share, ($43,674,989 ÷ 2,651,400 shares of common stock issued and outstanding)	$16.47

Class R6
Net asset value, offering price and redemption price per share, ($11,167 ÷ 678 shares of common stock issued and outstanding)	$16.48

See Notes to Financial Statements.

20

Statement of Operations

Year Ended November 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$2,892,805
Affiliated dividend income	32,645
Affiliated income from securities lending, net	1,064

Total income	2,926,514

Expenses
Management fee	1,143,166
Distribution fee(a)	545,489
Transfer agent’s fees and expenses (including affiliated expense of $75,007)(a)	235,906
Registration fees(a)	113,349
Custodian and accounting fees	76,422
Shareholders’ reports	36,582
Audit fee	24,050
Legal fees and expenses	19,369
Directors’ fees	13,580
Miscellaneous	32,249

Total expenses	2,240,162
Less: Fee waiver and/or expense reimbursement(a)	(42,319)
Distribution fee waiver(a)	(32,160)

Net expenses	2,165,683

Net investment income (loss)	760,831

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(62))	(4,849,333)
Foreign currency transactions	4,590

(4,844,743)

Net change in unrealized appreciation (depreciation) on:
Investments	25,592,329
Foreign currencies	1,216

25,593,545

Net gain (loss) on investment and foreign currency transactions	20,748,802

Net Increase (Decrease) In Net Assets Resulting From Operations	$21,509,633

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	231,341	24,592	193,076	96,480	—	—
Transfer agent’s fees and expenses	134,210	10,327	24,274	19,751	47,251	93
Registration fees	17,203	16,485	16,543	20,109	17,042	25,967
Fee waiver and/or expense reimbursement	—	(16,272)	—	—	—	(26,047)
Distribution fee waiver	—	—	—	(32,160)	—	—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	21

Statements of Changes in Net Assets

	Year Ended November 30,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$760,831	$444,456
Net realized gain (loss) on investment and foreign currency transactions	(4,844,743)	2,553,164
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	25,593,545	(8,106,036)

Net increase (decrease) in net assets resulting from operations	21,509,633	(5,108,416)

Dividends and Distributions
Distributions from distributable earnings
Class A	(519,769)	(988,309)
Class B	(15,129)	(38,338)
Class C	(127,546)	(234,962)
Class R	(66,816)	(174,778)
Class Z	(428,335)	(663,457)
Class R6	(93)	—

	(1,157,688)	(2,099,844)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	16,674,078	34,505,963
Net asset value of shares issued in reinvestment of dividends and distributions	1,122,840	2,003,311
Cost of shares reacquired	(49,960,731)	(46,758,951)

Net increase (decrease) in net assets from Fund share transactions	(32,163,813)	(10,249,677)

Total increase (decrease)	(11,811,868)	(17,457,937)

Net Assets:
Beginning of year	166,719,753	184,177,690

End of year	$154,907,885	$166,719,753

See Notes to Financial Statements.

22

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Financial Services Fund, PGIM Jennison Health Sciences Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Financial Services Fund (the “Fund”).

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Jennison Financial Services Fund	23

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates.

24

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

PGIM Jennison Financial Services Fund	25

Notes to Financial Statements (continued)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

26

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Financial Services Fund	27

Notes to Financial Statements (continued)

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended November 30, 2019.

The Manager has contractually agreed, through March 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 2.31% of average daily net assets for Class B shares or 1.00% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not

28

exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2021 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended November 30, 2019, PIMS received $42,395 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2019, PIMS received $463, $2,124 and $1,222 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from

PGIM Jennison Financial Services Fund	29

Notes to Financial Statements (continued)

such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2019, were $21,162,856 and $53,512,584, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended November 30, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$261,990	$37,683,048	$37,293,370	$—	$—	$651,668	651,668	$32,645
PGIM Institutional Money Market Fund*
8	10,013,850	10,013,796	—	(62)	—	—	1,064	**

$261,998	$47,696,898	$47,307,166	$—	$(62)	$651,668		$33,709

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Affliated income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

30

For the years ended November 30, 2019 and November 30, 2018, the tax character of dividends paid by the Fund were $1,157,688 and $2,099,844 of ordinary income, respectively.

As of November 30, 2019, the accumulated undistributed earnings on a tax basis was $736,463 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$115,216,131	$44,614,042	$(4,670,217)	$39,943,825

The difference between book and tax basis is primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2019 of approximately $4,686,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to CDSC and other sales and redemption charges and are available exclusively for sale to a limited group of investors.

PGIM Jennison Financial Services Fund	31

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 400 million shares of $0.01 par value per share common stock authorized, divided into seven classes, designated Class A, Class B, Class C, Class Z, Class R, Class T and Class R6 common stock, each of which consists of 50 million, 5 million, 40 million, 90 million, 75 million, 50 million and 90 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of November 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 101 Class A shares, 45,566 Class R shares and 632 Class R6 shares of the Fund. At reporting period end, five shareholders of record, each holding greater than 5% of the Fund, held 59% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2019:
Shares sold	309,676	$4,415,095
Shares issued in reinvestment of dividends and distributions	41,881	500,900
Shares reacquired	(1,311,748)	(18,697,479)

Net increase (decrease) in shares outstanding before conversion	(960,191)	(13,781,484)
Shares issued upon conversion from other share class(es)	643,243	9,427,136
Shares reacquired upon conversion into other share class(es)	(104,739)	(1,534,116)

Net increase (decrease) in shares outstanding	(421,687)	$(5,888,464)

Year ended November 30, 2018:
Shares sold	842,587	$12,409,231
Shares issued in reinvestment of dividends and distributions	66,167	947,511
Shares reacquired	(1,023,121)	(15,105,107)

Net increase (decrease) in shares outstanding before conversion	(114,367)	(1,748,365)
Shares issued upon conversion from other share class(es)	124,485	1,883,436
Shares reacquired upon conversion into other share class(es)	(235,702)	(3,470,726)

Net increase (decrease) in shares outstanding	(225,584)	$(3,335,655)

32

Class B	Shares	Amount
Year ended November 30, 2019:
Shares sold	2,257	$25,191
Shares issued in reinvestment of dividends and distributions	1,358	14,459
Shares reacquired	(45,711)	(571,159)

Net increase (decrease) in shares outstanding before conversion	(42,096)	(531,509)
Shares reacquired upon conversion into other share class(es)	(60,013)	(754,290)

Net increase (decrease) in shares outstanding	(102,109)	$(1,285,799)

Year ended November 30, 2018:
Shares sold	14,536	$193,513
Shares issued in reinvestment of dividends and distributions	2,848	36,598
Shares reacquired	(55,945)	(739,195)

Net increase (decrease) in shares outstanding before conversion	(38,561)	(509,084)
Shares reacquired upon conversion into other share class(es)	(111,601)	(1,508,870)

Net increase (decrease) in shares outstanding	(150,162)	$(2,017,954)

Class C
Year ended November 30, 2019:
Shares sold	47,288	$576,251
Shares issued in reinvestment of dividends and distributions	11,335	121,059
Shares reacquired	(338,654)	(4,190,881)

Net increase (decrease) in shares outstanding before conversion	(280,031)	(3,493,571)
Shares reacquired upon conversion into other share class(es)	(685,246)	(8,971,075)

Net increase (decrease) in shares outstanding	(965,277)	$(12,464,646)

Year ended November 30, 2018:
Shares sold	194,109	$2,565,433
Shares issued in reinvestment of dividends and distributions	17,274	221,977
Shares reacquired	(419,075)	(5,555,013)

Net increase (decrease) in shares outstanding before conversion	(207,692)	(2,767,603)
Shares issued upon conversion from other share class(es)	22	288
Shares reacquired upon conversion into other share class(es)	(95,361)	(1,248,797)

Net increase (decrease) in shares outstanding	(303,031)	$(4,016,112)

Class R
Year ended November 30, 2019:
Shares sold	81,656	$1,146,529
Shares issued in reinvestment of dividends and distributions	5,587	66,815
Shares reacquired	(408,767)	(5,805,149)

Net increase (decrease) in shares outstanding	(321,524)	$(4,591,805)

Year ended November 30, 2018:
Shares sold	264,582	$3,915,134
Shares issued in reinvestment of dividends and distributions	12,205	174,778
Shares reacquired	(376,264)	(5,549,305)

Net increase (decrease) in shares outstanding	(99,477)	$(1,459,393)

PGIM Jennison Financial Services Fund	33

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended November 30, 2019:
Shares sold	712,043	$10,510,728
Shares issued in reinvestment of dividends and distributions	34,051	419,514
Shares reacquired	(1,445,386)	(20,696,061)

Net increase (decrease) in shares outstanding before conversion	(699,292)	(9,765,819)
Shares issued upon conversion from other share class(es)	135,347	2,047,965
Shares reacquired upon conversion into other share class(es)	(14,236)	(215,620)

Net increase (decrease) in shares outstanding	(578,181)	$(7,933,474)

Year ended November 30, 2018:
Shares sold	1,012,250	$15,412,282
Shares issued in reinvestment of dividends and distributions	42,171	622,447
Shares reacquired	(1,297,468)	(19,810,331)

Net increase (decrease) in shares outstanding before conversion	(243,047)	(3,775,602)
Shares issued upon conversion from other share class(es)	314,771	4,774,705
Shares reacquired upon conversion into other share class(es)	(27,921)	(430,036)

Net increase (decrease) in shares outstanding	43,803	$569,067

Class R6
Year ended November 30, 2019:
Shares sold	19	$284
Shares issued in reinvestment of dividends and distributions	8	93
Shares reacquired	—	(2)

Net increase (decrease) in shares outstanding	27	$375

Period ended November 30, 2018*:
Shares sold	651	$10,370

Net increase (decrease) in shares outstanding	651	$10,370

*	Commencement of offering was January 26, 2018.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$900 million	$900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

34

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2019. The average daily balance for the 15 days that the Fund had loans outstanding during the period was approximately $715,400, borrowed at a weighted average interest rate of 3.66%. The maximum loan outstanding amount during the period was $2,001,000. At November 30, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Financial Services Related Companies Risk: The Fund concentrates its investments in securities of financial services related companies. Financial services related companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other financial services related factors. The profitability of financial services companies, therefore, may be adversely affected under certain circumstances and in certain market cycles. Because financial services companies are vulnerable to these factors and cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more

PGIM Jennison Financial Services Fund	35

Notes to Financial Statements (continued)

volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

36

Financial Highlights

Class A Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.87	$14.49	$11.55	$12.17	$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.04	0.17	0.18	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.07	(0.49)	2.97	(0.58)	(2.09)
Total from investment operations	2.15	(0.45)	3.14	(0.40)	(1.97)
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.17)	(0.20)	(0.22)	(0.22)
Distributions from net realized gains	(0.06)	-	-	-	(1.51)
Total dividends and distributions	(0.09)	(0.17)	(0.20)	(0.22)	(1.73)
Net asset value, end of year	$15.93	$13.87	$14.49	$11.55	$12.17
Total Return(b):	15.76%	(3.14)%	27.56%	(3.28)%	(13.54)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$81,555	$76,836	$83,561	$80,431	$110,168
Average net assets (000)	$77,111	$84,872	$82,660	$84,543	$140,368
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.38%	1.33%	1.37%	1.42%	1.35%
Expenses before waivers and/or expense reimbursement	1.38%	1.33%	1.37%	1.42%	1.35%
Net investment income (loss)	0.54%	0.30%	1.29%	1.63%	0.87%
Portfolio turnover rate(e)	14%	23%	128%	68%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	37

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.33	$12.96	$10.36	$10.94	$14.42
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.09)	0.07	0.09	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84	(0.44)	2.67	(0.52)	(1.87)
Total from investment operations	1.79	(0.53)	2.74	(0.43)	(1.85)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.10)	(0.14)	(0.15)	(0.12)
Distributions from net realized gains	(0.06)	-	-	-	(1.51)
Total dividends and distributions	(0.06)	(0.10)	(0.14)	(0.15)	(1.63)
Net asset value, end of year	$14.06	$12.33	$12.96	$10.36	$10.94
Total Return(b):	14.70%	(4.12)%	26.68%	(4.00)%	(14.04)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,138	$3,134	$5,240	$5,684	$8,704
Average net assets (000)	$2,459	$4,240	$5,481	$6,396	$10,860
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.31%	2.31%	2.07%	2.12%	2.05%
Expenses before waivers and/or expense reimbursement	2.97%	2.42%	2.07%	2.12%	2.05%
Net investment income (loss)	(0.40)%	(0.70)%	0.61%	0.93%	0.18%
Portfolio turnover rate(e)	14%	23%	128%	68%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class C Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.37	$12.96	$10.36	$10.94	$14.42
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	0.07	0.09	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.84	(0.44)	2.67	(0.52)	(1.87)
Total from investment operations	1.82	(0.49)	2.74	(0.43)	(1.85)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.10)	(0.14)	(0.15)	(0.12)
Distributions from net realized gains	(0.06)	-	-	-	(1.51)
Total dividends and distributions	(0.06)	(0.10)	(0.14)	(0.15)	(1.63)
Net asset value, end of year	$14.13	$12.37	$12.96	$10.36	$10.94
Total Return(b):	14.99%	(3.81)%	26.68%	(4.00)%	(14.04)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,452	$25,457	$30,600	$30,352	$45,571
Average net assets (000)	$19,307	$29,808	$30,591	$33,171	$52,237
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.09%	2.02%	2.07%	2.12%	2.05%
Expenses before waivers and/or expense reimbursement	2.09%	2.02%	2.07%	2.12%	2.05%
Net investment income (loss)	(0.18)%	(0.39)%	0.59%	0.89%	0.20%
Portfolio turnover rate(e)	14%	23%	128%	68%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	39

Financial Highlights (continued)

Class R Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.83	$14.47	$11.54	$12.15	$15.84
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.01	0.15	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.09	(0.50)	2.96	(0.56)	(2.08)
Total from investment operations	2.12	(0.49)	3.11	(0.41)	(1.99)
Less Dividends and Distributions:
Dividends from net investment income	-	(0.15)	(0.18)	(0.20)	(0.19)
Distributions from net realized gains	(0.06)	-	-	-	(1.51)
Total dividends and distributions	(0.06)	(0.15)	(0.18)	(0.20)	(1.70)
Net asset value, end of year	$15.89	$13.83	$14.47	$11.54	$12.15
Total Return(b):	15.43%	(3.44)%	27.27%	(3.41)%	(13.69)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,077	$14,966	$17,092	$8,534	$6,402
Average net assets (000)	$12,864	$17,663	$14,192	$6,607	$5,333
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.69%	1.59%	1.56%	1.62%	1.55%
Expenses before waivers and/or expense reimbursement	1.94%	1.84%	1.81%	1.87%	1.80%
Net investment income (loss)	0.22%	0.05%	1.16%	1.41%	0.70%
Portfolio turnover rate(e)	14%	23%	128%	68%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.34	$14.97	$11.92	$12.56	$16.32
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.10	0.22	0.21	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14	(0.52)	3.06	(0.59)	(2.14)
Total from investment operations	2.27	(0.42)	3.28	(0.38)	(1.98)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.21)	(0.23)	(0.26)	(0.27)
Distributions from net realized gains	(0.06)	-	-	-	(1.51)
Total dividends and distributions	(0.14)	(0.21)	(0.23)	(0.26)	(1.78)
Net asset value, end of year	$16.47	$14.34	$14.97	$11.92	$12.56
Total Return(b):	16.18%	(2.87)%	27.96%	(3.03)%	(13.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$43,675	$46,317	$47,684	$34,702	$66,380
Average net assets (000)	$40,671	$50,663	$44,492	$40,929	$86,151
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.04%	1.01%	1.06%	1.12%	1.05%
Expenses before waivers and/or expense reimbursement	1.04%	1.01%	1.06%	1.12%	1.05%
Net investment income (loss)	0.87%	0.64%	1.66%	1.90%	1.19%
Portfolio turnover rate(e)	14%	23%	128%	68%	65%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	41

Financial Highlights (continued)

Class R6 Shares
	Year Ended November 30, 2019	January 26, 2018(a) through November 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.34	$16.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14	(1.76)
Total from investment operations	2.28	(1.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	-
Distributions from net realized gains	(0.06)	-
Total dividends and distributions	(0.14)	-
Net asset value, end of period	$16.48	$14.34
Total Return(c):	16.25%	(10.38)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$9
Average net assets (000)	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	(e)
Expenses before waivers and/or expense reimbursement	263.59%	272.24%	(e)
Net investment income (loss)	0.93%	0.80%	(e)
Portfolio turnover rate(f)	14%	23%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Jennison Financial Services Fund and Board of Directors

Prudential Sector Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Financial Services Fund, a series of Prudential Sector Funds, Inc., (the Fund), including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2020

PGIM Jennison Financial Services Fund	43

Federal Tax Information (unaudited)

For the year ended November 30, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Financial Services Fund	100.00%	100.00%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2019.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Financial Services Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Financial Services Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Financial Services Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (unaudited)

The Board of Directors (the “Board”) of PGIM Jennison Financial Services Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”)2. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at

[1]	PGIM Jennison Financial Services Fund is a series of Prudential Sector Funds, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund

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expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	4th Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund performed in-line with its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.
•

The Board noted that the Fund had appointed a new affiliated subadviser in November 2017 and had adopted revised investment policies at that time, and as a result, most of the Fund’s performance history was not attributable to the Fund’s current subadviser and did not reflect the investment policy changes implemented in November 2017.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class B shares to exceed 2.31% and Class R6 shares to exceed 1.00% through March 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Financial Services Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Financial Services Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	R	Z	R6
NASDAQ	PFSAX	PUFBX	PUFCX	PSSRX	PFSZX	PFSQX
CUSIP	74441P106	74441P205	74441P304	74441P783	74441P403	74441P734

MF188E

PGIM JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT

NOVEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

IMPORTANT NOTE: Effective February 24, 2020, the Fund will be reopened to investment by new investors in Class A, C, R, Z and R6 shares of the Fund. From June 29, 2012 to February 24, 2020, the Fund is generally closed to new investors. See “More About the Fund’s Investment Strategies, Investments and Risks” in the Fund’s Prospectus for details.

Highlights (unaudited)

•

DexCom was a key contributor to the Fund’s return. Its continuous glucose monitoring (CGM) systems eliminate the need for people with diabetes to test their blood glucose levels through finger sticks. With CGM penetration in its nascent stages, the market has significant room to grow, and Jennison believes DexCom is a clear technological leader in the industry.

•

Natera was another top contributor. Its primary product, Panorama, screens genetic disorders in fetal DNA through a blood draw from the mother’s arm, which, unlike other methods, poses no risk to the fetus. Panorama has been on the market several years and is widely reimbursed by insurance companies for use in testing high-risk pregnancies.

•

resTORbio was a key detractor from the Fund’s performance during the reporting period. Its lead asset, RTB101, is an orally administered small molecule that specifically inhibits a compound in the pathway that regulates aging. Phase 2 clinical trial data suggested that RTB101 may not be suitable for smokers or elderly patients with more than one disorder. The Fund’s position in the company was sold during the period.

•

The Fund’s position in Solid Biosciences was eliminated during the period on disappointing data from a phase 1/2 clinical trial of leading drug candidate SGT-001’s ability to address the underlying genetic cause of Duchenne muscular dystrophy.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC.

Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison Health Sciences Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Health Sciences Fund

January 15, 2020

PGIM Jennison Health Sciences Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–4.00	5.14	16.41	—
Class B	–3.84	5.35	16.19	—
Class C	0.06	5.60	16.27	—
Class R	1.13	6.04	N/A	15.24 (2/3/12)
Class Z	1.89	6.65	17.42	—
Class R6	1.93	N/A	N/A	11.71 (1/27/16)
S&P 1500 Health Care Index
	6.35	9.74	15.08	—
S&P Composite 1500 Index
	15.31	10.79	13.47	—

	Average Annual Total Returns as of 11/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	1.58	6.33	17.08	—
Class B	0.42	5.47	16.19	—
Class C	0.92	5.60	16.27	—
Class R	1.13	6.04	N/A	15.24 (2/3/12)
Class Z	1.89	6.65	17.42	—
Class R6	1.93	N/A	N/A	11.71 (1/27/16)
S&P 1500 Health Care Index
	6.35	9.74	15.08	—
S&P Composite 1500 Index
	15.31	10.79	13.47	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2009) and the account values at the end of the current fiscal year (November 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison Health Sciences Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through reinvestment of dividends and/or capital gains. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

Benchmark Definitions

S&P 1500 Health Care Index—The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 16.28% and 13.41% for Class R6 shares.

S&P Composite 1500 Index—The S&P 1500 Index is an unmanaged index of near 500 of the largest, established, publicly traded stocks in the S&P 500 Index; the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how US stock prices have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R shares are 13.96% and 15.57% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 11/30/2019

Ten Largest Holdings	Line of Business	% of Net Assets
Sarepta Therapeutics, Inc.	Biotechnology	4.7%
BioMarin Pharmaceutical, Inc.	Biotechnology	4.7%
Sage Therapeutics, Inc.	Biotechnology	4.5%
Illumina, Inc.	Life Sciences Tools & Services	4.2%
Intuitive Surgical, Inc.	Health Care Equipment	4.1%
UnitedHealth Group, Inc.	Managed Health Care	3.6%
DexCom, Inc.	Health Care Equipment	3.3%
Boston Scientific Corp.	Health Care Equipment	3.2%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	3.1%
Vertex Pharmaceuticals, Inc.	Biotechnology	3.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison Health Sciences Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Health Sciences Fund’s Class Z shares returned 1.89% in the 12-month reporting period that ended November 30, 2019, underperforming the 6.35% return of the S&P 1500 Health Care Index (the Index).

What was the market environment?

•	US equity markets were highly volatile during the reporting period, unsettled by US-China trade discord; softening economic growth in the US, Europe, and China; and geopolitical uncertainty.

•

Affected by already-implemented tariffs, industrial, agricultural, and transportation sector activity deteriorated over the period. New threats and escalating rhetoric caused growing concern, and companies across sectors cited trade tensions as the source of heightened caution in planning and investing.

•

The US political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment proceedings against President Trump began, and the 2020 election cycle ramped up.

•

US economic activity showed signs of tempering, with job growth and business activity moderating. Modest wage gains and positive consumption indicated a still-healthy consumer, although consumer confidence showed signs of weakening.

•	Markets responded favorably as the Federal Reserve pivoted on monetary policy, lowering the federal funds rate three times during the period to a range of 1.50%-1.75% at the end of October 2019.

•

Economic growth in Europe softened. The United Kingdom’s ongoing Brexit negotiations saw little headway toward resolution by the end of the period. Germany, Europe’s largest economy, stood on the brink of recession. Elsewhere, China’s gross domestic product grew close to the country’s 6% target but not without months of stimulative measures designed to mitigate the impact of the trade war with the US.

•

Health care was the S&P 500 Index’s second-worst-performing sector during the period. The biotechnology and pharmaceuticals sectors were affected by US election campaign discussions of drug pricing. Litigation involving the Affordable Care Act persisted, creating a degree of uncertainty for health care providers. However, the health care equipment and supplies, life sciences tools and services, and health care technology sectors proved more resilient to macroeconomic, political, and policy-related headwinds, with each posting a double-digit gain over the period.

What worked?

Several health care equipment and supplies holdings were major positive contributors to the Fund’s return during the reporting period.

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•

DexCom Inc.’s continuous glucose monitoring (CGM) systems eliminate the need for people with diabetes to test their blood glucose levels through finger sticks. CGMs measure glucose levels through a tiny sensor inserted under the skin and wirelessly transmit the information to a monitor. With CGM penetration in its nascent stages, the market has significant room to grow, and Jennison believes DexCom is a clear technological leader in the industry.

•

Edwards Lifesciences Corp. is the leader in the global transcatheter valve market. Its strength reflects continued innovation, expanding indications for use of its products, and a growing portfolio of technologies to treat a variety of heart valve diseases. The company has a deep pipeline of mitral valve repair and replacement technologies that represent an additional multi-billion dollar market opportunity.

•

Intuitive Surgical Inc. has a dominant position in the still-nascent robotic surgery market. Initially used for hysterectomies and prostate surgery, Intuitive Surgical’s da Vinci system is benefiting from traction in general surgery (including hernias) in the US and significantly increased acceptance and placements in Europe and Asia. The company also is developing a number of new products, including a potentially disruptive lung biopsy device, that are likely to help increase its market opportunity. First-to-market by many years, the company has a large and growing installed base of customers that serves as a barrier to new competitors. Intuitive Surgical’s fee-per-procedure business model, said to be under consideration, could hasten wider adoption of its systems and provide sustainable recurring revenue.

In biotechnology:

•

Natera Inc.’s primary product, Panorama, screens genetic disorders in fetal DNA through a blood draw from the mother’s arm, which, unlike other methods, poses no risk to the fetus. Panorama has been on the market several years and is widely reimbursed by insurance companies for use in testing high-risk pregnancies. Influential medical organizations are expected to call for its use in all pregnancies, which would mean a significant expansion of its addressable market. Natera is leveraging the same technology for other applications, including cancer screening and organ transplantation. The Food and Drug Administration (FDA) has granted “breakthrough” device designation for Natera’s Signatera assay. In numerous clinical studies—across non-small-cell lung, bladder, breast, and colorectal cancers—Signatera has identified molecular residual disease significantly earlier than standard imaging.

•

Sage Therapeutics has two major drug platforms: Zulresso, an intravenous drug for the treatment of post-partum depression (PPD), and SAGE-217, an oral, small molecule drug for the treatment of major depression (MDD), PPD, movement disorders, and other mood disorders. After two successful Phase 3 studies, the company has filed for marketing approval of Zulresso in PPD. In early 2019, the company reported highly positive topline

PGIM Jennison Health Sciences Fund	11

Strategy and Performance Overview (continued)

data from a Phase 3 study of Sage-217 in PPD. The drug’s statistically significant efficacy and strong safety profile in PPD are thought to bode well for its commercial applications in MDD, which represents a larger unmet medical need.

•

Mirati Therapeutics Inc.’s lead drug candidate, sitravatinib, is designed to selectively target a spectrum of tyrosine kinases implicated in both tumor growth and the suppression of immune responses to tumors. Sitravatinib has demonstrated durable responses in patients whose lung cancer has progressed despite treatment with checkpoint inhibitors. The drug is being evaluated in multiple clinical trials to treat patients with non-small-cell lung cancer, melanoma, and other solid tumor types. Mirati Therapeutics is also developing other novel inhibitors of gene mutations present in diseases such as non-small-cell lung adenocarcinomas, colorectal cancers, and several difficult-to-treat cancers.

•

Vertex Pharmaceuticals Inc. has three approved treatments for cystic fibrosis (CF): Kalydeco, Orkambi, and Symdeko. The company is developing three-drug combination therapies that could treat as many as 90% of the 75,000 patients worldwide who suffer from CF. Clinical trial data from these triple combinations has shown striking improvements in lung function in patients who are not eligible for Vertex’s current therapies.

In health care providers and services:

•

Guardant Health Inc., a leading developer of liquid biopsies used to detect cancer, was a key positive contributor to Fund performance during the period. Obtaining tissue biopsies often requires invasive surgical procedures. Liquid biopsies, however, require only a blood sample and can be performed before any signs of cancer manifest, potentially enabling health care professionals to detect cancer at a much earlier stage than current methods. Guardant currently markets two products, Guardant360 and GuardantOMNI, for late-stage cancer screening. Although neither product has received FDA approval, they are being sold as “laboratory-developed tests”—diagnostic tests designed, manufactured, and used within a single laboratory. Guardant also has launched LUNAR blood-based DNA tests for early-stage cancer and recurrence monitoring.

In pharmaceuticals:

•

AstraZeneca PLC’s oncology franchise has several meaningful growth drivers over the next few years, including new product launches and also label expansions of products already on the market. Jennison believes the launches of Imfinzi and Tagrisso, two lung cancer treatments, could drive sales and earnings growth for the company. AstraZeneca also has one of the most prolific pipelines of drug candidates in phase 2 clinical trials in the industry—including notable oncology, cardio-metabolic, and respiratory products—which bodes well for its long-term organic growth. In addition, the company has

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developed a strong presence in emerging markets, especially China. Jennison believes the potential for future growth in these markets is widely underestimated.

What didn’t work?

Biotechnology detractors from performance included ProQR Therapeutics, BioMarin Pharmaceuticals, Assembly Biosciences, BioCryst Pharmaceuticals, and Solid Biosciences.

•

ProQR Therapeutics NV uses a novel proprietary RNA-based technology to develop drugs to treat genetic disorders, with a primary focus on ophthalmological conditions. In 2018, the company reported positive data from a phase 1/2 clinical trial of a treatment for Leber congenital amaurosis 10, a severe form of blindness caused by a rare genetic disorder. The results established an initial proof of concept and potentially reduce the risk of other ophthalmological pipeline agents that target larger patient populations.

•

BioMarin Pharmaceutical Inc. develops pharmaceuticals for rare, often genetic, diseases that affect small populations. Jennison believes that of seven BioMarin products currently on the market, Vimizim (mucopolysaccharidosis IV), Brineura (Batten’s disease), and Palynziq (a phenylketonuria therapy) will be the biggest drivers of the company’s growth. Key late-stage opportunities in the company’s pipeline include Vosorotide (achondroplasia) and Valrox (gene therapy for hemophilia). In addition to its core competency in enzyme-replacement therapies for lysosomal-storage diseases, BioMarin has been extending its reach to include new technology platforms in gene therapy and small molecules.

•

Assembly Biosciences Inc. develops innovative therapeutics that target the hepatitis B virus (HBV) and diseases associated with the microbiome. The FDA has granted “fast-track” designation to ABI-H0731, the company’s lead oral HBV core inhibitor, which, when combined with a standard hepatitis B treatment, significantly lowered the amount of virus found in patients’ blood and depleted surrogate markers predictive of viral reserves in the liver. This data, combined with a favorable safety and tolerability profile following long-term treatment, indicate that the company’s core inhibitor regimens for treating and possibly curing HBV offer a potential multi-billion-dollar market opportunity.

•

BioCryst Pharmaceuticals Inc. develops small-molecule drugs that target rare diseases. It focuses on hereditary angioedema (HAE), a disease caused by a genetic deficiency that may lead to uncontrolled painful, disfiguring, and life-threatening swelling attacks around the body, along with fibrodysplasia ossificans progressiva, a rare, severely disabling condition characterized by the irregular formation of bone outside the normal skeleton. A phase 3 clinical trial of a BioCryst drug to prevent HAE attacks met its primary endpoint (i.e., reduction of HAE attacks versus placebo performance), although the attack-reduction levels were not as robust as hoped. The Fund eliminated its position in the company during the period.

PGIM Jennison Health Sciences Fund	13

Strategy and Performance Overview (continued)

•

The Fund’s position in Solid Biosciences Inc. was eliminated during the period on disappointing data from a phase 1/2 clinical trial of leading drug candidate SGT-001’s ability to address the underlying genetic cause of Duchenne muscular dystrophy.

In pharmaceuticals:

•

resTORbio Inc. was a key detractor from the Fund’s performance. Its lead asset, RTB101, is an orally administered small molecule that specifically inhibits Target of Rapamycin Complex 1, or TORC1, in the pathway that regulates aging. Phase 2 clinical trial data suggested that RTB101 may not be suitable for smokers or elderly patients with more than one disorder. The Fund’s position in the company was sold during the period.

In health care providers and services:

•

UnitedHealth Group Inc.’s leadership position in the fast-growing Medicare Advantage market, coupled with premium growth in the unregulated services businesses, should drive solid corporate earnings growth for the foreseeable future, Jennison believes. However, investor worries about political overhangs, including campaign discussions of Medicare for All proposals and continued scrutiny of pharmaceutical costs and policy changes, created significant headwinds that added risk.

Did the Fund use derivatives?

The use of derivatives is not a principal strategy of the Fund. During the fiscal period, the only derivatives held by the Fund were warrants issued by two companies and a private investment in public equity (PIPE) issued by another company. These derivatives totaled about 0.3% of net Fund assets and had no material impact on Fund performance.

Current outlook

•

The Fund remains heavily invested in biotherapeutic companies with what Jennison views as compelling fundamentals and innovative products and pipeline drugs. However, the biotechnology and pharmaceuticals sectors continue to be affected by ongoing campaign discussions of, and competing proposals to address, drug pricing.

•

The future of any pricing proposal is highly uncertain, as any legislation passing with bipartisan support in the current political and electoral environment seems remote. This uncertainty is, in effect, creating a cap on the performance of biotech and pharma stocks. Given this environment, Jennison has increased exposure to the life sciences tools and services sector and the health care equipment and supplies sector, both of which are more resilient to macroeconomic, political, and policy-related headwinds, in Jennison’s view. Jennison has also built small positions in some biotechnology companies in China, where drug pricing issues are uncorrelated to US developments.

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•

The Fund continues to invest in mid-cap biotherapeutic companies with promising developmental drugs, expecting that fundamentals and clinical trial successes will overcome policy headwinds. Importantly, no current legislative or executive proposals are attempting to restrict the prices of new drugs that would serve substantial unmet medical needs.

•	Litigation involving the Affordable Care Act persists, creating a degree of uncertainty for health care providers.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the reporting period.

Top contributors (%)		Top detractors (%)
DexCom	1.87	ProQR Therapeutics	–0.88
Natera	1.74	resTORbio	–0.80
Sage Therapeutics	1.16	BioMarin Pharmaceutical	–0.79
Mirati Therapeutics	1.10	UnitedHealth Group	–0.76
Edwards Lifesciences	1.05	Assembly Biosciences	–0.62

PGIM Jennison Health Sciences Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Health Sciences Fund		Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,094.10	1.15%	$6.04
	Hypothetical	$1,000.00	$1,019.30	1.15%	$5.82
Class B	Actual	$1,000.00	$1,086.50	2.49%	$13.02
	Hypothetical	$1,000.00	$1,012.58	2.49%	$12.56
Class C	Actual	$1,000.00	$1,090.40	1.83%	$9.59
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25
Class R	Actual	$1,000.00	$1,091.30	1.66%	$8.70
	Hypothetical	$1,000.00	$1,016.75	1.66%	$8.39
Class Z	Actual	$1,000.00	$1,095.70	0.85%	$4.47
	Hypothetical	$1,000.00	$1,020.81	0.85%	$4.31
Class R6	Actual	$1,000.00	$1,095.70	0.82%	$4.31
	Hypothetical	$1,000.00	$1,020.96	0.82%	$4.15

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

PGIM Jennison Health Sciences Fund	17

Schedule of Investments

as of November 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS 99.2%

Biotechnology 42.3%
ACADIA Pharmaceuticals, Inc.*(a)	121,702	$5,511,884
Agios Pharmaceuticals, Inc.*(a)	407,505	15,851,944
Alexion Pharmaceuticals, Inc.*	273,056	31,112,001
Amicus Therapeutics, Inc.*(a)	3,136,734	32,872,972
Apellis Pharmaceuticals, Inc.*	835,463	22,457,245
Argenx SE (Netherlands), ADR*(a)	162,256	24,022,001
Assembly Biosciences, Inc.*(a)	1,626,364	26,379,624
BioMarin Pharmaceutical, Inc.*	1,103,318	89,048,796
Cytokinetics, Inc.*	395,827	3,827,647
DBV Technologies SA (France), ADR*(a)	401,635	3,132,753
Exact Sciences Corp.*(a)	574,333	46,526,716
Fate Therapeutics, Inc.*	925,789	14,460,824
Gossamer Bio, Inc.*(a)	493,772	12,591,186
Immunomedics, Inc.*(a)	1,955,128	36,717,304
Innovent Biologics, Inc. (China), 144A*(a)	1,467,314	5,128,844
Intercept Pharmaceuticals, Inc.*(a)	93,970	10,183,529
Invitae Corp.*(a)	258,085	5,135,892
Madrigal Pharmaceuticals, Inc.*(a)	142,508	15,774,211
Mirati Therapeutics, Inc.*(a)	273,187	27,529,054
Natera, Inc.*	1,366,813	49,875,006
Neurocrine Biosciences, Inc.*	191,663	22,349,822
Precision BioSciences, Inc.*(a)	470,701	8,364,357
Principia Biopharma, Inc.*	172,828	6,192,427
ProQR Therapeutics NV (Netherlands)*	1,725,935	14,739,485
Repligen Corp.*(a)	157,903	14,013,891
Sage Therapeutics, Inc.*(a)	559,779	86,636,996
Sangamo Therapeutics, Inc.*(a)	339,962	3,671,590
Sarepta Therapeutics, Inc.*(a)	800,945	90,098,303
Shanghai Junshi Biosciences Co. Ltd. (China) (Class H Stock), 144A*(a)	309,709	1,017,260
SpringWorks Therapeutics, Inc.*	205,616	4,690,101
Sutro Biopharma, Inc.*	119,157	1,320,260
Turning Point Therapeutics, Inc.*(a)	231,350	13,006,497
Vertex Pharmaceuticals, Inc.*	261,376	57,960,128
Zai Lab Ltd. (China), ADR*(a)	153,434	6,106,673

		808,307,223

Health Care Services 3.6%
Cigna Corp.	189,123	37,809,470

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	19

Schedule of Investments (continued)

as of November 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Services (cont’d.)
Guardant Health, Inc.*(a)	320,529	$24,895,487
Jinxin Fertility Group Ltd. (China), 144A*(a)	3,527,201	5,365,863

		68,070,820

Health Care Equipment 20.7%
Abbott Laboratories	604,246	51,632,821
Boston Scientific Corp.*	1,407,344	60,867,628
Danaher Corp.(a)	179,827	26,251,145
DexCom, Inc.*	274,813	62,467,743
Edwards Lifesciences Corp.*	216,675	53,072,375
Glaukos Corp.*(a)	66,193	4,244,957
Intuitive Surgical, Inc.*	134,323	79,640,107
iRhythm Technologies, Inc.*(a)	113,288	8,166,932
Shockwave Medical, Inc.*(a)	385,458	15,094,535
Tandem Diabetes Care, Inc.*(a)	217,665	15,025,415
Teleflex, Inc.	54,003	19,081,420

		395,545,078

Health Care Supplies 1.4%
Align Technology, Inc.*	35,941	9,967,877
Silk Road Medical, Inc.*(a)	443,274	15,966,729

		25,934,606

Health Care Technology 1.2%
Tabula Rasa HealthCare, Inc.*(a)	251,243	11,207,950
Teladoc Health, Inc.*(a)	145,402	12,175,964

		23,383,914

Life Sciences Tools & Services 8.0%
ARYA Sciences Acquisition Corp., UTS*	557,818	6,253,140
Avantor, Inc.*	910,978	15,605,053
Illumina, Inc.*	250,481	80,344,286
IQVIA Holdings, Inc.*	232,375	33,922,102
Wuxi Biologics Cayman, Inc. (China), 144A*	1,499,054	16,980,528

		153,105,109

Managed Health Care 8.6%
Anthem, Inc.	111,579	32,208,394
Centene Corp.*(a)	195,789	11,839,361

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Managed Health Care (cont’d.)
Humana, Inc.	150,413	$51,325,428
UnitedHealth Group, Inc.	247,134	69,165,392

		164,538,575

Pharmaceuticals 13.4%
AstraZeneca PLC (United Kingdom), ADR	1,212,826	58,797,805
Axsome Therapeutics, Inc.*(a)	108,461	4,270,110
Eli Lilly & Co.	406,120	47,658,182
Merck & Co., Inc.	223,547	19,488,827
Novartis AG (Switzerland), ADR(a)	455,034	41,999,638
Novo Nordisk A/S (Denmark), ADR	862,119	48,407,982
Zoetis, Inc.	293,347	35,354,180

		255,976,724

TOTAL COMMON STOCKS (cost $1,023,742,595)		1,894,862,049

PREFERRED STOCK 0.1%

Health Care Equipment
ControlRad Systems, Inc., Private Placement, Reg D, Series A (original cost $2,400,000; purchased 8/31/12)^*(f)	3,063,048	1,990,981

WARRANTS* 0.0%

Biotechnology
Aileron Therapeutics, Inc., expiring 3/29/24 (cost $116,418)	895,522	—

TOTAL LONG-TERM INVESTMENTS (cost $1,025,659,013)		1,896,853,030

SHORT-TERM INVESTMENTS 28.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	15,439,640	15,439,640

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	21

Schedule of Investments (continued)

as of November 30, 2019

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $520,793,688; includes $519,981,272 of cash collateral for securities on loan)(b)(w)	520,799,649	$520,851,729

TOTAL SHORT-TERM INVESTMENTS (cost $536,233,328)		536,291,369

TOTAL INVESTMENTS 127.4% (cost $1,561,892,341)		2,433,144,399
Liabilities in excess of other assets (27.4)%		(523,395,908)

NET ASSETS 100.0%		$1,909,748,491

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

Reg D—Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

UTS—Unit Trust Security

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,990,981 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $511,457,178; cash collateral of $519,981,272 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $2,400,000. The aggregate value of $1,990,981 is 0.1% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2019 in valuing such portfolio securities:

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Biotechnology	$802,161,119	$6,146,104	$—
Health Care Services	62,704,957	5,365,863	—
Health Care Equipment	395,545,078	—	—
Health Care Supplies	25,934,606	—	—
Health Care Technology	23,383,914	—	—
Life Sciences Tools & Services	136,124,581	16,980,528	—
Managed Health Care	164,538,575	—	—
Pharmaceuticals	255,976,724	—	—
Preferred Stock
Health Care Equipment	—	—	1,990,981
Warrants
Biotechnology	—	—	—
Affiliated Mutual Funds	536,291,369	—	—

Total	$2,402,660,923	$28,492,495	$1,990,981

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2019 were as follows (unaudited):

Biotechnology	42.3%
Affiliated Mutual Funds (27.2% represents investments purchased with collateral from securities on loan)	28.1
Health Care Equipment	20.8
Pharmaceuticals	13.4
Managed Health Care	8.6
Life Sciences Tools & Services	8.0
Health Care Services	3.6
Health Care Supplies	1.4
Health Care Technology	1.2%
Warrants	0.0 *

127.4
Liabilities in excess of other assets	(27.4)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2019 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	23

Schedule of Investments (continued)

as of November 30, 2018

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$—	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2019 are as follows:

For the year ended November 30, 2019, the Fund did not have any net realized gain (loss) on derivatives in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(116,418)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$511,457,178	$(511,457,178)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

as of November 30, 2019

Assets
Investments at value, including securities on loan of $511,457,178:
Unaffiliated investments (cost $1,025,659,013)	$1,896,853,030
Affiliated investments (cost $536,233,328)	536,291,369
Receivable for Fund shares sold	2,489,338
Tax reclaim receivable	860,566
Dividends receivable	314,616
Prepaid expenses and other assets	13,636

Total Assets	2,436,822,555

Liabilities
Payable to broker for collateral for securities on loan	519,981,272
Payable for Fund shares reacquired	3,313,075
Payable for investments purchased	1,374,565
Management fee payable	1,100,917
Accrued expenses and other liabilities	1,027,669
Distribution fee payable	230,272
Affiliated transfer agent fee payable	46,294

Total Liabilities	527,074,064

Net Assets	$1,909,748,491

Net assets were comprised of:
Common stock, at par	$410,318
Paid-in capital in excess of par	982,198,464
Total distributable earnings (loss)	927,139,709

Net assets, November 30, 2019	$1,909,748,491

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	25

Statement of Assets and Liabilities

as of November 30, 2019

Class A
Net asset value and redemption price per share, ($754,652,584 ÷ 17,038,430 shares of common stock issued and outstanding)	$44.29
Maximum sales charge (5.50% of offering price)	2.58

Maximum offering price to public	$46.87

Class B
Net asset value, offering price and redemption price per share,
($4,360,099 ÷ 136,653 shares of common stock issued and outstanding)	$31.91

Class C
Net asset value, offering price and redemption price per share,
($55,821,309 ÷ 1,739,115 shares of common stock issued and outstanding)	$32.10

Class R
Net asset value, offering price and redemption price per share,
($8,875,066 ÷ 205,638 shares of common stock issued and outstanding)	$43.16

Class Z
Net asset value, offering price and redemption price per share,
($1,057,203,709 ÷ 21,331,785 shares of common stock issued and outstanding)	$49.56

Class R6
Net asset value, offering price and redemption price per share,
($28,835,724 ÷ 580,165 shares of common stock issued and outstanding)	$49.70

See Notes to Financial Statements.

26

Statement of Operations

Year Ended November 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $106,825 foreign withholding tax)	$8,667,827
Income from securities lending, net (including affiliated income of $851,139)	2,472,303
Affiliated dividend income	913,167

Total income	12,053,297

Expenses
Management fee	14,674,036
Distribution fee(a)	3,364,323
Transfer agent’s fees and expenses (including affiliated expense of $382,383)(a)	2,095,314
Custodian and accounting fees	185,368
Registration fees(a)	131,490
Shareholders’ reports	114,704
Directors’ fees	48,223
Legal fees and expenses	29,575
Audit fee	24,284
Miscellaneous	54,752

Total expenses	20,722,069
Less: Fee waiver and/or expense reimbursement(a)	(13,224)
Distribution fee waiver(a)	(24,581)
Net expenses	20,684,264

Net investment income (loss)	(8,630,967)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,880)	64,143,518
Foreign currency transactions	1,110

64,144,628

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $96,134)	(58,004,735)
Foreign currencies	227

(58,004,508)

Net gain (loss) on investment and foreign currency transactions	6,140,120

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,490,847)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	2,199,967	97,869	992,745	73,742	—	—
Transfer agent’s fees and expenses	745,885	29,181	66,164	14,608	1,238,686	790
Registration fees	23,272	16,716	18,666	20,341	29,879	22,616
Fee waiver and/or expense reimbursement	—	—	—	—	—	(13,224)
Distribution fee waiver	—	—	—	(24,581)	—	—

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	27

Statements of Changes in Net Assets

	Year Ended November 30,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(8,630,967)	$(12,647,130)
Net realized gain (loss) on investment and foreign currency transactions	64,144,628	228,337,472
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(58,004,508)	47,062,165

Net increase (decrease) in net assets resulting from operations	(2,490,847)	262,752,507

Dividends and Distributions
Distributions from distributable earnings
Class A	(74,050,359)	(38,102,457)
Class B	(2,211,140)	(1,650,009)
Class C	(22,001,320)	(10,949,148)
Class R	(1,160,725)	(663,146)
Class Z	(118,795,853)	(53,960,436)
Class R6	(827,320)	(75,852)

	(219,046,717)	(105,401,048)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	224,413,999	297,431,284
Net asset value of shares issued in reinvestment of dividends and distributions	197,384,671	93,670,809
Cost of shares reacquired	(646,394,580)	(491,340,829)

Net increase (decrease) in net assets from Fund share transactions	(224,595,910)	(100,238,736)

Total increase (decrease)	(446,133,474)	57,112,723

Net Assets:
Beginning of year	2,355,881,965	2,298,769,242

End of year	$1,909,748,491	$2,355,881,965

See Notes to Financial Statements.

28

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Financial Services Fund, PGIM Jennison Health Sciences Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Health Sciences Fund (the “Fund”).

Effective February 24, 2020, the Fund will be reopened to investment by new investors in Class A, C, R, Z and R6 shares of the Fund. From June 29, 2012 to February 24, 2020, the Fund is generally closed to new investors.

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Health Sciences Fund	29

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

30

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these

Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the

PGIM Jennison Health Sciences Fund	31

Notes to Financial Statements (continued)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

32

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager

PGIM Jennison Health Sciences Fund	33

Notes to Financial Statements (continued)

administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.72% for the year ended November 30, 2019.

The Manager has contractually agreed, through March 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual fund operating expenses to exceed 0.82% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

34

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2021 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended November 30, 2019, PIMS received $76,313 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2019, PIMS received $1,063 and $776 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated

PGIM Jennison Health Sciences Fund	35

Notes to Financial Statements (continued)

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2019, were $594,831,209 and $1,053,893,125, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended November 30, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$7,002,624	$555,748,832	$547,311,816	$—	$—	$15,439,640	15,439,640	$913,167
PGIM Institutional Money Market Fund*
516,233,864	1,998,049,601	1,993,534,750	96,134	6,880	520,851,729	520,799,649	851,139	**

$523,236,488	$2,553,798,433	$2,540,846,566	$96,134	$6,880	$536,291,369		$1,764,306

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended November 30, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $8,122,243 due to a net operating loss. Net investment income (loss), net

36

realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

The tax character of dividends paid by the Fund were $48,062,891 of ordinary income and $170,983,826 of long-term capital gains, for the year ended November 30, 2019 and $71,732,577 of ordinary income and $33,668,471 of long-term capital gains for the year ended November 30, 2018.

As of November 30, 2019, the accumulated undistributed earnings on a tax basis was $57,548,399 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,563,553,089	$890,594,827	$(21,003,517)	$869,591,310

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases, except through an exchange from Class B shares of another fund or through dividends or capital gains reinvestments. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z

PGIM Jennison Health Sciences Fund	37

Notes to Financial Statements (continued)

and Class R6 shares are not subject to CDSC and other sales and redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 515 million shares of common stock, $0.01 par value per share, authorized and divided into seven classes, designated Class A, Class B, Class C, Class R, Class Z, Class T and Class R6 common stock, each of which consists of 75 million, 10 million, 30 million, 50 million, 150 million, 70 million and 130 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of November 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 5,823 Class A shares and 194,019 Class R shares, of the Fund. At reporting period end, eight shareholders of record, each holding greater than 5% of the Fund, held 63% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2019:
Shares sold	556,958	$22,862,737
Shares issued in reinvestment of dividends and distributions	1,908,418	69,981,684
Shares reacquired	(3,065,356)	(126,728,181)

Net increase (decrease) in shares outstanding before conversion	(599,980)	(33,883,760)
Shares issued upon conversion from other share class(es)	2,502,382	106,519,360
Shares reacquired upon conversion into other share class(es)	(433,993)	(18,289,036)

Net increase (decrease) in shares outstanding	1,468,409	$54,346,564

Year ended November 30, 2018:
Shares sold	721,246	$34,647,864
Shares issued in reinvestment of dividends and distributions	811,331	35,901,401
Shares reacquired	(3,046,245)	(145,693,104)

Net increase (decrease) in shares outstanding before conversion	(1,513,668)	(75,143,839)
Shares issued upon conversion from other share class(es)	330,201	16,355,879
Shares reacquired upon conversion into other share class(es)	(821,095)	(40,693,507)

Net increase (decrease) in shares outstanding	(2,004,562)	$(99,481,467)

38

Class B	Shares	Amount
Year ended November 30, 2019:
Shares sold	7,292	$205,038
Shares issued in reinvestment of dividends and distributions	78,362	2,093,054
Shares reacquired	(61,076)	(1,830,911)

Net increase (decrease) in shares outstanding before conversion	24,578	467,181
Shares reacquired upon conversion into other share class(es)	(399,577)	(12,478,623)

Net increase (decrease) in shares outstanding	(374,999)	$(12,011,442)

Year ended November 30, 2018:
Shares sold	8,116	$295,119
Shares issued in reinvestment of dividends and distributions	44,287	1,501,328
Shares reacquired	(86,396)	(3,155,975)

Net increase (decrease) in shares outstanding before conversion	(33,993)	(1,359,528)
Shares reacquired upon conversion into other share class(es)	(259,834)	(9,774,684)

Net increase (decrease) in shares outstanding	(293,827)	$(11,134,212)

Class C
Year ended November 30, 2019:
Shares sold	80,639	$2,220,555
Shares issued in reinvestment of dividends and distributions	744,552	19,916,772
Shares reacquired	(751,936)	(22,394,117)

Net increase (decrease) in shares outstanding before conversion	73,255	(256,790)
Shares reacquired upon conversion into other share class(es)	(2,985,712)	(92,499,129)

Net increase (decrease) in shares outstanding	(2,912,457)	$(92,755,919)

Year ended November 30, 2018:
Shares sold	67,226	$2,415,873
Shares issued in reinvestment of dividends and distributions	291,670	9,881,790
Shares reacquired	(552,388)	(20,221,604)

Net increase (decrease) in shares outstanding before conversion	(193,492)	(7,923,941)
Shares reacquired upon conversion into other share class(es)	(207,394)	(7,787,060)

Net increase (decrease) in shares outstanding	(400,886)	$(15,711,001)

Class R
Year ended November 30, 2019:
Shares sold	24,172	$980,266
Shares issued in reinvestment of dividends and distributions	32,341	1,160,725
Shares reacquired	(99,343)	(3,992,646)

Net increase (decrease) in shares outstanding	(42,830)	$(1,851,655)

Year ended November 30, 2018:
Shares sold	53,779	$2,567,812
Shares issued in reinvestment of dividends and distributions	15,224	663,146
Shares reacquired	(128,793)	(6,037,244)

Net increase (decrease) in shares outstanding	(59,790)	$(2,806,286)

PGIM Jennison Health Sciences Fund	39

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended November 30, 2019:
Shares sold	3,812,758	$175,954,593
Shares issued in reinvestment of dividends and distributions	2,527,007	103,405,116
Shares reacquired	(10,647,707)	(487,095,759)

Net increase (decrease) in shares outstanding before conversion	(4,307,942)	(207,736,050)
Shares issued upon conversion from other share class(es)	455,314	21,455,178
Shares reacquired upon conversion into other share class(es)	(100,890)	(4,718,143)

Net increase (decrease) in shares outstanding	(3,953,518)	$(190,999,015)

Year ended November 30, 2018:
Shares sold	4,653,633	$249,552,873
Shares issued in reinvestment of dividends and distributions	938,279	45,647,292
Shares reacquired	(5,937,244)	(314,376,288)

Net increase (decrease) in shares outstanding before conversion	(345,332)	(19,176,123)
Shares issued upon conversion from other share class(es)	887,125	48,338,932
Shares reacquired upon conversion into other share class(es)	(139,566)	(7,733,704)

Net increase (decrease) in shares outstanding	402,227	$21,429,105

Class R6
Year ended November 30, 2019:
Shares sold	479,411	$22,190,810
Shares issued in reinvestment of dividends and distributions	20,169	827,320
Shares reacquired	(94,359)	(4,352,966)

Net increase (decrease) in shares outstanding before conversion	405,221	18,665,164
Shares issued upon conversion from other share class(es)	218	10,393

Net increase (decrease) in shares outstanding	405,439	$18,675,557

Year ended November 30, 2018:
Shares sold	149,646	$7,951,743
Shares issued in reinvestment of dividends and distributions	1,556	75,852
Shares reacquired	(34,030)	(1,856,614)

Net increase (decrease) in shares outstanding before conversion	117,172	6,170,981
Shares issued upon conversion from other share class(es)	22,944	1,294,144

Net increase (decrease) in shares outstanding	140,116	$7,465,125

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 –10/1/2020	10/4/2018 –10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

40

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2019. The average daily balance for the 10 days that the Fund had loans outstanding during the period was $4,140,800, borrowed at a weighted average interest rate of 3.64%. The maximum loan balance outstanding during the period was $9,327,000. At November 30, 2019, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Health Sciences Sector Risk: Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and

PGIM Jennison Health Sciences Fund	41

Notes to Financial Statements (continued)

obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

42

Financial Highlights

Class A Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$49.28	$46.25	$37.89	$49.64	$52.83
Income (loss) from investment operations:
Net investment income (loss)	(0.24)	(0.31)	(0.26)	(0.18)	(0.36)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03	5.52	9.97	(5.21)	4.08
Total from investment operations	(0.21)	5.21	9.71	(5.39)	3.72
Less Dividends and Distributions:
Distributions from net realized gains	(4.78)	(2.18)	(1.35)	(6.36)	(6.91)
Net asset value, end of year	$44.29	$49.28	$46.25	$37.89	$49.64
Total Return(b):	1.58%	11.81%	26.61%	(12.38)%	7.88%
Ratios/Supplemental Data:
Net assets, end of year (000)	$754,653	$767,277	$812,855	$944,171	$1,534,229
Average net assets (000)	$733,289	$812,835	$835,255	$1,128,298	$1,641,053
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.14%	1.15%	1.17%	1.13%
Expenses before waivers and/or expense reimbursement	1.15%	1.14%	1.15%	1.17%	1.13%
Net investment income (loss)	(0.57)%	(0.64)%	(0.61)%	(0.48)%	(0.67)%
Portfolio turnover rate(e)	30%	36%	27%	25%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	43

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$37.46	$35.95	$29.95	$40.83	$44.93
Income (loss) from investment operations:
Net investment income (loss)	(0.48)	(0.54)	(0.42)	(0.36)	(0.60)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.29)	4.23	7.77	(4.16)	3.41
Total from investment operations	(0.77)	3.69	7.35	(4.52)	2.81
Less Dividends and Distributions:
Distributions from net realized gains	(4.78)	(2.18)	(1.35)	(6.36)	(6.91)
Net asset value, end of year	$31.91	$37.46	$35.95	$29.95	$40.83
Total Return(b):	0.42%	10.91%	25.74%	(13.01)%	7.14%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,360	$19,164	$28,959	$32,539	$51,837
Average net assets (000)	$9,786	$24,036	$30,218	$38,686	$60,495
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.22%	1.96%	1.85%	1.87%	1.83%
Expenses before waivers and/or expense reimbursement	2.22%	1.96%	1.85%	1.87%	1.83%
Net investment income (loss)	(1.57)%	(1.46)%	(1.30)%	(1.19)%	(1.37)%
Portfolio turnover rate(e)	30%	36%	27%	25%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$37.50	$35.94	$29.94	$40.81	$44.92
Income (loss) from investment operations:
Net investment income (loss)	(0.36)	(0.48)	(0.42)	(0.36)	(0.60)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.26)	4.22	7.77	(4.15)	3.40
Total from investment operations	(0.62)	3.74	7.35	(4.51)	2.80
Less Dividends and Distributions:
Distributions from net realized gains	(4.78)	(2.18)	(1.35)	(6.36)	(6.91)
Net asset value, end of year	$32.10	$37.50	$35.94	$29.94	$40.81
Total Return(b):	0.92%	11.06%	25.75%	(12.99)%	7.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55,821	$174,411	$181,567	$194,001	$294,592
Average net assets (000)	$99,267	$183,807	$187,980	$224,856	$328,656
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.83%	1.80%	1.85%	1.87%	1.83%
Expenses before waivers and/or expense reimbursement	1.83%	1.80%	1.85%	1.87%	1.83%
Net investment income (loss)	(1.18)%	(1.30)%	(1.30)%	(1.19)%	(1.37)%
Portfolio turnover rate(e)	30%	36%	27%	25%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	45

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$48.36	$45.58	$37.42	$49.20	$52.50
Income (loss) from investment operations:
Net investment income (loss)	(0.41)	(0.46)	(0.33)	(0.26)	(0.46)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	5.42	9.84	(5.16)	4.07
Total from investment operations	(0.42)	4.96	9.51	(5.42)	3.61
Less Dividends and Distributions:
Distributions from net realized gains	(4.78)	(2.18)	(1.35)	(6.36)	(6.91)
Net asset value, end of year	$43.16	$48.36	$45.58	$37.42	$49.20
Total Return(b):	1.13%	11.41%	26.40%	(12.57)%	7.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,875	$12,016	$14,049	$12,973	$22,225
Average net assets (000)	$9,831	$13,129	$13,552	$15,542	$22,044
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.47%	1.35%	1.37%	1.33%
Expenses before waivers and/or expense reimbursement	1.85%	1.72%	1.60%	1.62%	1.58%
Net investment income (loss)	(1.00)%	(0.97)%	(0.80)%	(0.68)%	(0.87)%
Portfolio turnover rate(e)	30%	36%	27%	25%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$54.32	$50.62	$41.21	$53.30	$56.07
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.18)	(0.14)	(0.08)	(0.21)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.14	6.06	10.90	(5.65)	4.35
Total from investment operations	0.02	5.88	10.76	(5.73)	4.14
Less Dividends and Distributions:
Distributions from net realized gains	(4.78)	(2.18)	(1.35)	(6.36)	(6.91)
Net asset value, end of year	$49.56	$54.32	$50.62	$41.21	$53.30
Total Return(b):	1.89%	12.12%	27.02%	(12.14)%	8.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,057,204	$1,373,500	$1,259,584	$957,942	$1,507,679
Average net assets (000)	$1,158,525	$1,338,706	$1,142,806	$1,087,154	$1,504,357
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.86%	0.85%	0.84%	0.87%	0.83%
Expenses before waivers and/or expense reimbursement	0.86%	0.85%	0.84%	0.87%	0.83%
Net investment income (loss)	(0.26)%	(0.34)%	(0.29)%	(0.18)%	(0.37)%
Portfolio turnover rate(e)	30%	36%	27%	25%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund	47

Financial Highlights  (continued)

Class R6 Shares
	Year Ended November 30,			January 27, 2016(a) through November 30,
	2019	2018	2017	2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$54.45	$50.71	$41.25	$39.16
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.15)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.16	6.07	10.90	2.11
Total from investment operations	0.03	5.92	10.81	2.09
Less Dividends and Distributions:
Distributions from net realized gains	(4.78)	(2.18)	(1.35)	-
Net asset value, end of period	$49.70	$54.45	$50.71	$41.25
Total Return(c):	1.93%	12.18%	27.12%	5.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28,836	$9,513	$1,755	$11
Average net assets (000)	$14,164	$5,770	$517	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.74%	0.75%	(f)
Expenses before waivers and/or expense reimbursement	0.91%	0.93%	0.74%	0.75%	(f)
Net investment income (loss)	(0.29)%	(0.28)%	(0.19)%	(0.06)%	(f)
Portfolio turnover rate(g)	30%	36%	27%	25%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Jennison Health Sciences Fund

and Board of Directors Prudential Sector Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Health Sciences Fund , a series of Prudential Sector Funds, Inc., (the Fund), including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2020

PGIM Jennison Health Sciences Fund	49

Federal Tax Information (unaudited)

We are advising you that during the year ended November 30, 2019, the Fund reports the maximum amount allowed per share but not less than $3.73 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Health Sciences Fund	18.51%	15.20%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2019.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Health Sciences Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Health Sciences Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

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Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s emphasis on biotechnology stocks relative to the benchmark index and Peer Universe resulted in much of the underperformance, as investors preferred pharmaceutical stocks.

•

In this regard, the Board considered information provided by PGIM Investments indicating that, for the one-year period ended December 31, 2017, when biotechnology stocks were in favor, the Fund outperformed its benchmark index and ranked in the first quartile of its Peer Universe.

•	The Board also considered that the Fund outperformed its benchmark index and Peer Universe over the three-year period ended March 31, 2019.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses for Class R6 shares to exceed 0.82% through March 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Health Sciences Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Health Sciences Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	R	Z	R6
NASDAQ	PHLAX	PHLBX	PHLCX	PJHRX	PHSZX	PHLQX
CUSIP	74441P502	74441P601	74441P700	74441P791	74441P866	74441P775

MF188E3

PGIM JENNISON UTILITY FUND

ANNUAL REPORT

NOVEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return through a combination of capital appreciation and current income

Highlights (unaudited)

•	Relative to the S&P 500 Utility Total Return (TR) Index, the Fund’s stock selection was the dominant driver of relative performance over the reporting period, specifically among electric utilities.

•	Allocations to specialized real estate investment trusts and security selection within multi-utilities also contributed, as did integrated telecommunication services names albeit to a lesser extent.

•

Overweight positions within the midstream infrastructure segment were the primary detractor from the Fund’s relative returns during the reporting period, while stock selection within independent power producers & energy traders also hurt.

•	To a much lesser extent, the Fund’s underweight positioning among electric utilities also hurt relative performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison Utility Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Utility Fund

January 15, 2020

PGIM Jennison Utility Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	11.06	5.97	11.83	—
Class B	11.43	6.19	11.63	—
Class C	15.59	6.40	11.68	—
Class R	17.23	6.92	12.23	—
Class Z	17.83	7.49	12.81	—
Class R6	17.94	N/A	N/A	13.37 (1/26/18)
S&P 500 Utility Total Return (TR) Index
	17.23	10.30	12.03	—
S&P 500 Index
	16.10	10.97	13.43	—

	Average Annual Total Returns as of 11/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	17.53	7.18	12.47	—
Class B	16.43	6.33	11.63	—
Class C	16.59	6.40	11.68	—
Class R	17.23	6.92	12.23	—
Class Z	17.83	7.49	12.81	—
Class R6	17.94	N/A	N/A	13.37 (1/26/18)
S&P 500 Utility Total Return (TR) Index
	17.23	10.30	12.03	—
S&P 500 Index
	16.10	10.97	13.43	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return (TR) Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2009) and the account values at the end of the current fiscal year (November 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison Utility Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the following table.

	Class A	Class B*	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through reinvestment of dividends and/or capital gains. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

Benchmark Definitions

S&P 500 Utility Total Return (TR) Index—The S&P 500 Utility Total Return Index is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 15.96%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 8.14%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 11/30/2019

Ten Largest Holdings	Line of Business	% of Net Assets
NextEra Energy, Inc.	Electric Utilities	7.1%
American Electric Power Co., Inc.	Electric Utilities	4.8%
CMS Energy Corp.	Multi-Utilities	4.4%
FirstEnergy Corp.	Electric Utilities	4.4%
Ameren Corp.	Multi-Utilities	4.3%
Dominion Energy, Inc.	Multi-Utilities	4.2%
Entergy Corp.	Electric Utilities	4.1%
RWE AG (Germany)	Multi-Utilities	4.1%
DTE Energy Co.	Multi-Utilities	3.6%
Sempra Energy	Multi-Utilities	3.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison Utility Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Utility Fund’s Class Z shares returned 17.83% in the 12-month reporting period that ended November 30, 2019, outperforming the 17.23% return of the S&P 500 Utility Total Return (TR) Index (the Index).

What was the market environment?

•

Equity markets were highly volatile during the reporting period. Initially, global economic growth was accelerating; US employment was strengthening; and lower US corporate tax rates were helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US economic growth, the state of US trade alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets rebounded early in 2019 as the Federal Reserve signaled a pause in federal funds rate increases after four rate hikes in 2018. A cloud of uncertainty lingered over US markets as doubts about whether or not trade talks would bear fruit resurfaced in the spring of 2019, causing markets to fall. Subsequently, markets staged a rally at the end of the period, with certain indices reaching new highs. Numerous central banks around the world lowered interest rates as investors refocused their attention on economic growth and global trade, as opposed to rising interest rates.

•

West Texas Intermediate (WTI) crude oil prices were volatile during the period. After falling to $45.41 a barrel at the end of December 2018, the price rebounded 46% to approximately $66 before falling again to close the period in the low $50 range. Despite the volatility, WTI prices gained 4.65% during the period overall and 18.12% in 2019 year-to-date through the end of November. As for natural gas, fears of oversupply due to US shale production hit prices hard, sending them down 52.18% over the period. The decline also trickled down to natural gas liquids (NGLs), with ethane and propane prices at the Mont Belvieu, Texas, terminal dropping 41.26% and 20.29%, respectively.

•

Within the Index, all industry segments achieved double-digit gains during the period, with water utilities leading the sector, followed by electric utilities and multi-utilities. Both the independent power producers & energy traders and gas utilities segments posted solid performance, contributing to the Index’s overall total return to a lesser extent given their much smaller weighting relative to other Index segments.

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What worked?

Relative to the Index, the Fund’s stock selection was the dominant driver of relative performance over the reporting period, specifically among electric utilities. Allocations to specialized real estate investment trusts (REITs) and security selection within multi-utilities also contributed, as did integrated telecommunication services names albeit to a lesser extent.

Top absolute contributors

In electric utilities:

•

Shares of NextEra Energy Inc. and FirstEnergy Corp. outperformed over the period as the broad utility sector, specifically electric utilities, benefited for much of 2019 as a perceived “safe haven” for investors amid macroeconomic uncertainty, trade tensions, and market volatility. Jennison continues to favor NextEra for its strongly positioned, integrated utility assets in Florida and its contracted renewables business, allowing it to deliver an above-average rate base through 2022. Jennison views NextEra as one of the preeminent developers of renewable energy in the US with approximately 24 gigawatts of generation in operation and another 11.7 gigawatts of backlog. This will enable the firm to deliver at the high end of its earnings-per-share (EPS) growth range over the coming years, in Jennison’s view.

•

FirstEnergy is a holding company comprised of 10 regulated distribution utilities and is also one of the largest transmission companies in the US. The company reported second-quarter 2019 earnings results that were in line with expectations and reaffirmed operating EPS guidance for the rest of 2019. While FirstEnergy’s stock price has traded at a discount relative to its industry peers, Jennison believes that as the company transitions back to a regulated, pure-play electric utility, its stock price could re-rate higher, effectively narrowing its valuation gap.

In multi-utilities:

•

Shares of Germany-based integrated utility RWE AG rose over the period, as the firm reported earnings that were ahead of consensus estimates while also announcing it received approval from the European Union Commission for German electric company E.ON to buy Innogy after E.ON agreed to divest some of its businesses. RWE has a 76% stake in Innogy that it plans to transfer to E.ON after the merger, and in exchange will receive an equity interest of approximately 16.7% in E.ON. The approval was the last significant hurdle for the acquisition, which should allow it to close by 2020. When completed, the deal will transform RWE into the third-largest renewable energy developer in Europe, and Jennison sees potential for the company to increase its earnings before interest, tax, depreciation, and amortization (EBITDA) by 5% on a compounded annual

PGIM Jennison Utility Fund	11

Strategy and Performance Overview (continued)

growth rate. Additionally, a resolution with the German government on the phasing out of RWE’s coal/lignite plants and subsequent compensation should also help drive a re-rating of the stock, in Jennison’s view.

What didn’t work?

Overweight positions within the midstream infrastructure segment were the primary detractor from the Fund’s relative returns during the reporting period, while stock selection within independent power producers & energy traders also hurt. To a much lesser extent, the Fund’s underweight positioning among electric utilities also hurt relative performance.

Top absolute detractors:

In independent power producers & energy traders:

•

Renewable energy yield co (i.e., a company formed to own operating assets that produce a predictable cash flow) Clearway Energy Inc. suffered during the period over market concerns about its contract exposure to PG&E, the California utility that announced it was filing for bankruptcy protection. Jennison believed there was a low probability that these contracts, and those of numerous other entities and municipalities, would be rejected by PG&E for two main reasons. First, aggregating these contracts wouldn’t increase the value of PG&E’s estate in bankruptcy, as doing so would simply increase the number of creditors going after the same pool of money. Second, rejecting these renewable contracts would make it more difficult for California to meet the state’s renewable goals. Jennison estimated that Clearway’s exposure to PG&E was approximately 20% of its EBITDA, with two-thirds of that exposure represented by renewable assets with financing backed by the US Department of Energy. In addition to the PG&E bankruptcy headlines, Clearway unexpectedly announced the retirement of lead independent director John Chlebowski on January 4, 2019, which further hampered its stock price. Additionally, company-specific events changed Jennison’s overall investment thesis on Clearway, so the position was sold by the Fund in February 2019 in favor of more attractive investment opportunities.

In midstream infrastructure:

•

Targa Resources Corp. shares declined over the period, despite posting third-quarter 2019 earnings that beat Wall Street estimates by 8.5% and reducing its capital expenditures (capex) by nearly 50% from prior 2019 estimates. The combination of weak natural gas and NGL prices and declining producer activity caused extreme negative sentiment for the broader energy sector that bled into the midstream energy group. Investors’ unrelenting focus on capex moved front and center, especially during the third-quarter earnings season, rewarding midstream companies that have lowered such spending and punishing those that have kept it flat or raised it. This trend further

12	Visit our website at pgiminvestments.com

illustrated the disconnect between stock prices and individual company fundamentals. Jennison continues to maintain a positive view on Targa, given its integrated assets in the Permian Basin/Gulf Coast region and its continuing illustration of capital discipline and reduced leverage.

In specialized REITs:

•

CyrusOne Inc. is an owner, operator, and developer of enterprise-class, carrier-neutral, multi-tenant data center properties. Operating as a specialized REIT, its data centers are purpose-built facilities, which have access to a range of telecommunications carriers and provide mission-critical facilities that protect the information technology infrastructure of its clients. CyrusOne’s shares suffered over the period after disappointing third-quarter 2018 earnings, prompting Jennison to begin trimming its position in the company in November 2018. Shares remained under pressure after concerns the company would need to continue raising equity to fund its growth plans. Given Jennison’s expectation the company would report disappointing fourth-quarter 2018 earnings, the remaining position was sold in January 2019.

Current outlook

•

Fundamentals for US utilities remain healthy with highly visible capital expenditure trajectories plus improving regulatory compacts (i.e., an agreement with regulators to sell and distribute energy in a defined service territory). US utilities are projected to generate mid-single-digit earnings growth with commensurate dividend growth. Jennison is mindful that lower interest rates can lead to lower allowed returns on equity in rate cases and, therefore, continues to be selective. Jennison continues to prefer regulated utilities with solid and sustainable dividend yields and above-average projected earnings and/or dividend growth driven by regulatory rate-base investment opportunities that extend well beyond their five-year planning horizons. In addition, Jennison favors utilities that operate in constructive regulatory environments that support timely and attractive returns on capital. Jennison also seeks to own companies that can mitigate any impact on customer bills by focusing on operating efficiencies instead of the common strategy of rate increase requests.

•

Regarding renewable energy, Jennison believes there is continued momentum behind the secular trends of rising global demand for renewable energy supply and subsequent grid infrastructure investment that’s needed to modernize aging networks and absorb the intermittent nature of renewable generation. In Jennison’s opinion, the trend for increased global investment in renewable energy continues to be supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy driven by continued technological advancement, and (2) increasing public policy support—on a global scale and at local levels—for renewable investments driven by concerns over greenhouse gas emissions, energy security, and most recently, job creation.

PGIM Jennison Utility Fund	13

Strategy and Performance Overview (continued)

•

In the midstream infrastructure industry, fundamentals continue to improve across the board. The vast majority of midstream companies have seen their overall balance sheet leverage ratios decline, while management teams are exhibiting more capital discipline resulting in better cash flows relative to Wall Street’s expectations. These improvements in capital discipline, along with the continuing trends of higher dividend coverage and less need for external equity, should benefit shareholders over the long term, in Jennison’s view. Over the period, there has been a bifurcation in both the tone of earnings calls and earnings results, as well as stock price performance, with the large and more highly integrated companies (those with multiple touch-points along the energy value chain) separating themselves from companies with a less-competitive advantage and a narrower asset base.

•

Lastly, regarding communications infrastructure, Jennison continues to favor wireless towers and data center operators, as both industries capitalize on exponential data demand growth around the world. In data centers, Jennison sees an opportunity to invest in infrastructure operations that can profit from the secular global trend of large corporations using more cloud computing services. In tower operators, Jennison continues to see an attractive investment opportunity given their critical infrastructure, multi-year contracts with their wireless operator customers, and strong free cash-flow generation. In addition, Jennison views the pending 5G wireless network upgrade cycle (financed by wireless carriers, not towers) as a positive inflection point for the revenue and free cash-flow of tower companies.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings, at the end of the reporting period.

Top contributors (%)		Top detractors (%)
NextEra Energy	1.96%	Clearway Energy	–0.20%
Entergy	1.39	Targa Resources	–0.14
FirstEnergy	1.19	Light SA	–0.13
RWE	1.17	CyrusOne	–0.10
Sempra Energy	0.96	Huaneng Renewables	–0.10

14	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Utility Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Utility Fund		Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,097.40	0.84%	$4.42
	Hypothetical	$1,000.00	$1,020.86	0.84%	$4.26
Class B	Actual	$1,000.00	$1,092.20	1.78%	$9.34
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00
Class C	Actual	$1,000.00	$1,093.20	1.59%	$8.34
	Hypothetical	$1,000.00	$1,017.10	1.59%	$8.04
Class R	Actual	$1,000.00	$1,095.40	1.11%	$5.83
	Hypothetical	$1,000.00	$1,019.50	1.11%	$5.62
Class Z	Actual	$1,000.00	$1,098.80	0.57%	$3.00
	Hypothetical	$1,000.00	$1,022.21	0.57%	$2.89
Class R6	Actual	$1,000.00	$1,098.90	0.52%	$2.74
	Hypothetical	$1,000.00	$1,022.46	0.52%	$2.64

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of November 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Electric Utilities 42.5%
Alliant Energy Corp.	1,615,257	$85,608,621
American Electric Power Co., Inc.	1,780,037	162,606,380
Edison International	1,500,016	103,651,106
Enel SpA (Italy)	13,504,443	102,055,752
Entergy Corp.	1,197,070	139,326,977
Eversource Energy	421,849	34,861,601
Exelon Corp.	2,300,966	102,162,890
FirstEnergy Corp.	3,096,067	147,651,435
Iberdrola SA (Spain)	4,276,956	42,044,116
Light SA (Brazil)	2,927,525	13,993,549
Neoenergia SA (Brazil)	10,379,164	52,550,869
NextEra Energy, Inc.	1,031,719	241,236,537
Orsted A/S (Denmark), 144A	942,178	86,891,792
SSE PLC (United Kingdom)	2,294,008	38,581,868
Terna Rete Elettrica Nazionale SpA (Italy)	4,959,702	31,851,392
Xcel Energy, Inc.	929,809	57,173,955

		1,442,248,840

Gas Utilities 2.0%
Atmos Energy Corp.(a)	641,901	68,657,731

Independent Power Producers & Energy Traders 2.6%
AES Corp.	2,844,484	53,789,192
NRG Energy, Inc.	417,972	16,606,028
Vistra Energy Corp.	640,032	16,980,049

		87,375,269

Integrated Telecommunication Services 2.8%
Cellnex Telecom SA (Spain), 144A(a)	2,245,203	96,348,698

Multi-Utilities 28.2%
Ameren Corp.	1,948,659	144,843,823
CMS Energy Corp.	2,431,947	149,078,351
Dominion Energy, Inc.	1,737,234	144,381,518
DTE Energy Co.	968,034	120,946,168
NiSource, Inc.	2,876,491	76,083,187
Public Service Enterprise Group, Inc.	1,107,621	65,693,002
RWE AG (Germany)	4,674,225	138,578,578
Sempra Energy	812,802	119,701,351

		959,305,978

See Notes to Financial Statements.

PGIM Jennison Utility Fund	17

Schedule of Investments (continued)

as of November 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Oil & Gas Storage & Transportation 9.9%
Cheniere Energy, Inc.*	1,303,072	$78,887,979
Enbridge, Inc. (Canada)	909,073	34,424,732
ONEOK, Inc.	982,757	69,824,885
Pembina Pipeline Corp. (Canada)	1,157,247	40,503,645
Targa Resources Corp.	782,116	28,570,698
Williams Cos., Inc. (The)	3,705,942	84,199,002

		336,410,941

Renewable Electricity 2.7%
NextEra Energy Partners LP	1,744,077	92,662,811

Specialized REITs 4.5%
American Tower Corp.	216,278	46,289,980
Equinix, Inc.	107,489	60,930,140
SBA Communications Corp.	192,867	45,607,259

		152,827,379

Water Utilities 4.2%
American Water Works Co., Inc.	523,236	63,327,253
Aqua America, Inc.	1,800,145	79,692,419

		143,019,672

TOTAL LONG-TERM INVESTMENTS (cost $2,186,104,862)		3,378,857,319

SHORT-TERM INVESTMENTS 1.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	13,853,333	13,853,333
PGIM Institutional Money Market Fund (cost $31,044,973; includes $30,975,500 of cash collateral for securities on loan)(b)(w)	31,043,475	31,046,580

TOTAL SHORT-TERM INVESTMENTS (cost $44,898,306)		44,899,913

TOTAL INVESTMENTS 100.7% (cost $2,231,003,168)		3,423,757,232
Liabilities in excess of other assets (0.7)%		(25,063,697)

NET ASSETS 100.0%		$3,398,693,535

See Notes to Financial Statements.

18

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,324,919; cash collateral of $30,975,500 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Electric Utilities	$1,140,823,920	$301,424,920	$—
Gas Utilities	68,657,731	—	—
Independent Power Producers & Energy Traders.	87,375,269	—	—
Integrated Telecommunication Services.	—	96,348,698	—
Multi-Utilities	820,727,400	138,578,578	—
Oil & Gas Storage & Transportation	336,410,941	—	—
Renewable Electricity	92,662,811	—	—
Specialized REITs	152,827,379	—	—
Water Utilities	143,019,672	—	—
Affiliated Mutual Funds	44,899,913	—	—

Total	$2,887,405,036	$536,352,196	$—

See Notes to Financial Statements.

PGIM Jennison Utility Fund	19

Schedule of Investments (continued)

as of November 30, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2019 were as follows (unaudited):

Electric Utilities	42.5%
Multi-Utilities	28.2
Oil & Gas Storage & Transportation	9.9
Specialized REITs	4.5
Water Utilities	4.2
Integrated Telecommunication Services	2.8
Renewable Electricity	2.7
Independent Power Producers & Energy Traders	2.6
Gas Utilities	2.0
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	1.3%

100.7
Liabilities in excess of other assets	(0.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$28,324,919	$(28,324,919)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of November 30, 2019

Assets
Investments at value, including securities on loan of $28,324,919:
Unaffiliated investments (cost $2,186,104,862)	$3,378,857,319
Affiliated investments (cost $44,898,306)	44,899,913
Foreign currency, at value (cost $4,555)	4,556
Dividends receivable	7,624,583
Receivable for Fund shares sold	2,509,307
Receivable for investments sold	703,184
Tax reclaim receivable	545,761
Prepaid expenses and other assets	65,065

Total Assets	3,435,209,688

Liabilities
Payable to broker for collateral for securities on loan	30,975,500
Payable for Fund shares reacquired	2,969,371
Management fee payable	1,164,702
Distribution fee payable	821,702
Accrued expenses and other liabilities	416,716
Affiliated transfer agent fee payable	168,162

Total Liabilities	36,516,153

Net Assets	$3,398,693,535

Net assets were comprised of:
Common stock, at par	$2,161,804
Paid-in capital in excess of par	2,062,492,238
Total distributable earnings (loss)	1,334,039,493

Net assets, November 30, 2019	$3,398,693,535

See Notes to Financial Statements.

PGIM Jennison Utility Fund	21

Statement of Assets and Liabilities

as of November 30, 2019

Class A
Net asset value and redemption price per share, ($2,908,220,856 ÷ 184,972,517 shares of common stock issued and outstanding)	$15.72
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price to public	$16.63

Class B
Net asset value, offering price and redemption price per share,
($17,675,622 ÷ 1,129,303 shares of common stock issued and outstanding)	$15.65

Class C
Net asset value, offering price and redemption price per share,
($67,782,949 ÷ 4,336,221 shares of common stock issued and outstanding)	$15.63

Class R
Net asset value, offering price and redemption price per share,
($88,940,253 ÷ 5,663,667 shares of common stock issued and outstanding)	$15.70

Class Z
Net asset value, offering price and redemption price per share,
($313,113,012 ÷ 19,890,701 shares of common stock issued and outstanding)	$15.74

Class R6
Net asset value, offering price and redemption price per share,
($2,960,843 ÷ 187,991 shares of common stock issued and outstanding)	$15.75

See Notes to Financial Statements.

22

Statement of Operations

Year Ended November 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $2,722,086 foreign withholding tax)	$87,713,328
Affiliated dividend income	1,340,770
Affiliated income from securities lending, net	164,738

Total income	89,218,836

Expenses
Management fee	13,718,095
Distribution fee(a)	9,963,767
Transfer agent’s fees and expenses (including affiliated expense of $1,673,399)(a)	3,192,585
Custodian and accounting fees	305,236
Registration fees(a)	119,028
Shareholders’ reports	113,525
Directors’ fees	67,144
Legal fees and expenses	34,964
Audit fee	24,050
Miscellaneous	63,880

Total expenses	27,602,274
Less: Fee waiver and/or expense reimbursement(a)	(65,847)
Distribution fee waiver(a)	(206,280)

Net expenses	27,330,147

Net investment income (loss)	61,888,689

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $33,571)	133,553,263
Foreign currency transactions	(314,946)

133,238,317

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $23,798)	322,781,491
Foreign currencies	(3,229)

322,778,262

Net gain (loss) on investment and foreign currency transactions	456,016,579

Net Increase (Decrease) In Net Assets Resulting From Operations	$517,905,268

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	8,360,643	212,928	771,357	618,839	—	—
Transfer agent’s fees and expenses	2,569,009	101,166	97,500	124,014	300,562	334
Registration fees	23,583	14,901	17,036	16,441	23,816	23,251
Fee waiver and/or expense reimbursement	—	(44,229)	—	—	—	(21,618)
Distribution fee waiver	—	—	—	(206,280)	—	—

See Notes to Financial Statements.

PGIM Jennison Utility Fund	23

Statements of Changes in Net Assets

	Year Ended November 30,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,888,689	$63,672,062
Net realized gain (loss) on investment and foreign currency transactions	133,238,317	184,015,840
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	322,778,262	(223,375,546)

Net increase (decrease) in net assets resulting from operations	517,905,268	24,312,356

Dividends and Distributions
Distributions from distributable earnings
Class A	(214,493,109)	(120,093,457)
Class B	(1,661,341)	(1,102,093)
Class C	(6,684,365)	(3,908,300)
Class R	(6,153,961)	(3,452,573)
Class Z	(19,678,876)	(11,253,858)
Class R6	(138,567)	(12,150)

	(248,810,219)	(139,822,431)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	222,338,312	78,195,077
Net asset value of shares issued in reinvestment of dividends and distributions	238,908,625	133,860,034
Cost of shares reacquired	(401,026,431)	(437,113,193)

Net increase (decrease) in net assets from Fund share transactions	60,220,506	(225,058,082)

Total increase (decrease)	329,315,555	(340,568,157)

Net Assets:
Beginning of year	3,069,377,980	3,409,946,137

End of year	$3,398,693,535	$3,069,377,980

See Notes to Financial Statements.

24

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Financial Services Fund, PGIM Jennison Health Sciences Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Utility Fund (the “Fund”).

The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Jennison Utility Fund	25

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

26

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign

PGIM Jennison Utility Fund	27

Notes to Financial Statements (continued)

currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as

28

collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Master Limited Partnerships (MLPs): The Fund invested in MLPs. Distributions received from the Fund’s investment in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

PGIM Jennison Utility Fund	29

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to $250 million, 0.50% of the next $500 million, 0.45% of the next $750 million, 0.40% of the next $500 million, 0.35% of the next $2 billion, 0.325% of the next $2 billion and 0.30% of average daily net assets in

30

excess of $6 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.42% for the year ended November 30, 2019.

The Manager has contractually agreed, through March 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.78% of average daily net assets for Class B shares or 0.52% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2021 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended November 30, 2019, PIMS received $1,546,120 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2019, PIMS received $10,214 and $2,981 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Jennison Utility Fund	31

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2019, were $989,779,719 and $1,073,235,074, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended November 30, 2019, is presented as follows:

32

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 47,999,657	$674,350,038	$708,496,362	$—	$—	$13,853,333	13,853,333	$1,340,770

PGIM Institutional Money Market Fund*
198,431,958	728,541,893	895,984,640	23,798	33,571	31,046,580	31,043,475	164,738	**

$246,431,615	$1,402,891,931	$1,604,481,002	$23,798	$33,571	$44,899,913		$1,505,508

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Affliated income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended November 30, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $591 due to investments in partnerships. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2019, the tax character of dividends paid by the Fund were $63,160,708 of ordinary income and $185,649,511 of long-term capital gains. For the year ended November 30, 2018, the tax character of dividends paid by the Fund were $66,378,209 of ordinary income and $73,444,222 of long-term capital gains.

As of November 30, 2019, the accumulated undistributed earnings on a tax basis were $8,102,511 of ordinary income and $133,195,229 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,231,015,479	$1,213,689,574	$(20,947,821)	$1,192,741,753

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax reporting.

PGIM Jennison Utility Fund	33

Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to CDSC and other sales and redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.085 billion shares of $0.01 par value per share common stock authorized which consists of 500 million shares of Class A common stock, 10 million shares of Class B common stock, 75 million shares of Class C common stock, 75 million shares of Class R common stock, 100 million shares of Class Z common stock, 250 million shares of Class T common stock, and 75 million shares of Class R6 common stock. The Fund currently does not have any Class T shares outstanding.

As of November 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 67,926 Class A shares, 552,214 Class R shares, 843 Class Z shares and 800 Class R6 shares of the Fund. At reporting period end, two shareholders of record, each holding greater than 5% of the Fund, held 23% of the Fund’s outstanding shares.

34

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2019:
Shares sold	5,058,675	$75,074,219
Shares issued in reinvestment of dividends and distributions	15,766,347	206,425,384
Shares reacquired	(18,981,786)	(279,090,158)

Net increase (decrease) in shares outstanding before conversion	1,843,236	2,409,445
Shares issued upon conversion from other share class(es)	3,141,384	46,369,076
Shares reacquired upon conversion into other share class(es)	(1,073,001)	(16,041,635)

Net increase (decrease) in shares outstanding	3,911,619	$32,736,886

Year ended November 30, 2018:
Shares sold	2,323,845	$32,496,539
Shares issued in reinvestment of dividends and distributions	8,321,504	115,342,082
Shares reacquired	(22,307,895)	(310,363,643)

Net increase (decrease) in shares outstanding before conversion	(11,662,546)	(162,525,022)
Shares issued upon conversion from other share class(es)	657,707	9,157,322
Shares reacquired upon conversion into other share class(es)	(1,266,365)	(17,658,944)

Net increase (decrease) in shares outstanding	(12,271,204)	$(171,026,644)

Class B
Year ended November 30, 2019:
Shares sold	41,991	$589,304
Shares issued in reinvestment of dividends and distributions	120,050	1,543,694
Shares reacquired	(211,221)	(3,106,284)

Net increase (decrease) in shares outstanding before conversion	(49,180)	(973,286)
Shares reacquired upon conversion into other share class(es)	(548,979)	(8,146,672)

Net increase (decrease) in shares outstanding	(598,159)	$(9,119,958)

Year ended November 30, 2018:
Shares sold	30,854	$427,379
Shares issued in reinvestment of dividends and distributions	74,150	1,026,758
Shares reacquired	(285,865)	(3,951,915)

Net increase (decrease) in shares outstanding before conversion	(180,861)	(2,497,778)
Shares reacquired upon conversion into other share class(es)	(460,415)	(6,359,895)

Net increase (decrease) in shares outstanding	(641,276)	$(8,857,673)

Class C
Year ended November 30, 2019:
Shares sold	764,717	$11,206,699
Shares issued in reinvestment of dividends and distributions	495,611	6,365,949
Shares reacquired	(765,603)	(11,072,559)

Net increase (decrease) in shares outstanding before conversion	494,725	6,500,089
Shares reacquired upon conversion into other share class(es)	(2,629,410)	(38,580,784)

Net increase (decrease) in shares outstanding	(2,134,685)	$(32,080,695)

Year ended November 30, 2018:
Shares sold	374,449	$5,226,707
Shares issued in reinvestment of dividends and distributions	263,391	3,642,097
Shares reacquired	(1,501,840)	(20,706,777)

Net increase (decrease) in shares outstanding before conversion	(864,000)	(11,837,973)
Shares reacquired upon conversion into other share class(es)	(305,799)	(4,266,848)

Net increase (decrease) in shares outstanding	(1,169,799)	$(16,104,821)

PGIM Jennison Utility Fund	35

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended November 30, 2019:
Shares sold	1,066,918	$15,925,319
Shares issued in reinvestment of dividends and distributions	471,652	6,153,962
Shares reacquired	(1,185,638)	(17,343,627)

Net increase (decrease) in shares outstanding before conversion	352,932	4,735,654
Shares reacquired upon conversion into other share class(es)	(526)	(7,746)

Net increase (decrease) in shares outstanding	352,406	$4,727,908

Year ended November 30, 2018:
Shares sold	591,163	$8,262,864
Shares issued in reinvestment of dividends and distributions	249,176	3,452,573
Shares reacquired	(1,475,244)	(20,418,178)

Net increase (decrease) in shares outstanding	(634,905)	$(8,702,741)

Class Z
Year ended November 30, 2019:
Shares sold	7,896,347	$117,454,371
Shares issued in reinvestment of dividends and distributions	1,384,258	18,281,069
Shares reacquired	(6,024,838)	(89,408,486)

Net increase (decrease) in shares outstanding before conversion	3,255,767	46,326,954
Shares issued upon conversion from other share class(es)	1,178,409	17,614,545
Shares reacquired upon conversion into other share class(es)	(84,938)	(1,243,932)

Net increase (decrease) in shares outstanding	4,349,238	$62,697,567

Year ended November 30, 2018:
Shares sold	2,172,747	$30,382,672
Shares issued in reinvestment of dividends and distributions	748,521	10,384,374
Shares reacquired	(5,882,330)	(81,467,904)

Net increase (decrease) in shares outstanding before conversion	(2,961,062)	(40,700,858)
Shares issued upon conversion from other share class(es)	1,478,249	20,656,076
Shares reacquired upon conversion into other share class(es)	(117,106)	(1,647,505)

Net increase (decrease) in shares outstanding	(1,599,919)	$(21,692,287)

36

Class R6	Shares	Amount
Year ended November 30, 2019:
Shares sold	148,780	$2,088,400
Shares issued in reinvestment of dividends and distributions	10,314	138,567
Shares reacquired	(68,662)	(1,005,317)

Net increase (decrease) in shares outstanding before conversion	90,432	1,221,650
Shares issued upon conversion from other share class(es)	2,371	37,148

Net increase (decrease) in shares outstanding	92,803	$1,258,798

Period ended November 30, 2018*:
Shares sold	99,819	$1,398,916
Shares issued in reinvestment of dividends and distributions	861	12,150
Shares reacquired	(14,166)	(204,776)

Net increase (decrease) in shares outstanding before conversion	86,514	1,206,290
Shares issued upon conversion from other share class(es)	8,674	119,794

Net increase (decrease) in shares outstanding	95,188	$1,326,084

*	Commencement of offering was January 26, 2018.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended November 30, 2019.

PGIM Jennison Utility Fund	37

Notes to Financial Statements (continued)

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Utility Sector Risk: The Fund is subject to risks of the utility industry, such as inflation and regulatory changes, due to its concentration in utility securities. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility industry stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely.

38

Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. As a sector fund, the Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance indexes.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Jennison Utility Fund	39

Financial Highlights

Class A Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.60	$15.06	$13.18	$13.37	$17.17
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.29	0.24	0.20	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02	(0.12)	2.62	1.11	(2.29)
Total from investment operations	2.30	0.17	2.86	1.31	(2.05)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.23)	(0.27)	(0.22)
Distributions from net realized gains	(0.89)	(0.33)	(0.75)	(1.23)	(1.53)
Total dividends and distributions	(1.18)	(0.63)	(0.98)	(1.50)	(1.75)
Net asset value, end of year	$15.72	$14.60	$15.06	$13.18	$13.37
Total Return(b):	17.53%	1.42%	22.87%	11.08%	(13.06)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,908	$2,644	$2,912	$2,629	$2,634
Average net assets (in millions)	$2,787	$2,626	$2,791	$2,744	$3,101
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.83%	0.83%	0.85%	0.84%
Expenses before waivers and/or expense reimbursement	0.84%	0.83%	0.83%	0.85%	0.84%
Net investment income (loss)	1.92%	2.10%	1.74%	1.48%	1.63%
Portfolio turnover rate(e)	31%	39%	24%	47%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class B Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.54	$15.01	$13.14	$13.33	$17.12
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.17	0.15	0.10	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.01	(0.13)	2.60	1.11	(2.28)
Total from investment operations	2.16	0.04	2.75	1.21	(2.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.13)	(0.17)	(0.12)
Distributions from net realized gains	(0.89)	(0.33)	(0.75)	(1.23)	(1.53)
Total dividends and distributions	(1.05)	(0.51)	(0.88)	(1.40)	(1.65)
Net asset value, end of year	$15.65	$14.54	$15.01	$13.14	$13.33
Total Return(b):	16.43%	0.44%	22.02%	10.33%	(13.67)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18	$25	$36	$39	$49
Average net assets (in millions)	$21	$28	$37	$45	$67
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.78%	1.78%	1.53%	1.55%	1.54%
Expenses before waivers and/or expense reimbursement	1.99%	1.82%	1.53%	1.55%	1.54%
Net investment income (loss)	1.01%	1.20%	1.06%	0.78%	0.94%
Portfolio turnover rate(e)	31%	39%	24%	47%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	41

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.53	$14.99	$13.12	$13.32	$17.11
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.19	0.15	0.10	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.00	(0.12)	2.60	1.10	(2.28)
Total from investment operations	2.17	0.07	2.75	1.20	(2.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.13)	(0.17)	(0.12)
Distributions from net realized gains	(0.89)	(0.33)	(0.75)	(1.23)	(1.53)
Total dividends and distributions	(1.07)	(0.53)	(0.88)	(1.40)	(1.65)
Net asset value, end of year	$15.63	$14.53	$14.99	$13.12	$13.32
Total Return(b):	16.59%	0.67%	22.06%	10.25%	(13.67)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$68	$94	$115	$120	$130
Average net assets (in millions)	$77	$98	$118	$130	$151
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.59%	1.57%	1.53%	1.55%	1.54%
Expenses before waivers and/or expense reimbursement	1.59%	1.57%	1.53%	1.55%	1.54%
Net investment income (loss)	1.15%	1.37%	1.06%	0.78%	0.94%
Portfolio turnover rate(e)	31%	39%	24%	47%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class R Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.59	$15.05	$13.17	$13.36	$17.16
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.25	0.21	0.17	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.01	(0.12)	2.62	1.11	(2.29)
Total from investment operations	2.25	0.13	2.83	1.28	(2.08)
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.26)	(0.20)	(0.24)	(0.19)
Distributions from net realized gains	(0.89)	(0.33)	(0.75)	(1.23)	(1.53)
Total dividends and distributions	(1.14)	(0.59)	(0.95)	(1.47)	(1.72)
Net asset value, end of year	$15.70	$14.59	$15.05	$13.17	$13.36
Total Return(b):	17.23%	1.15%	22.64%	10.86%	(13.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$89	$77	$89	$70	$58
Average net assets (in millions)	$83	$79	$81	$67	$59
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.11%	1.03%	1.05%	1.04%
Expenses before waivers and/or expense reimbursement	1.36%	1.36%	1.28%	1.30%	1.29%
Net investment income (loss)	1.64%	1.82%	1.53%	1.28%	1.44%
Portfolio turnover rate(e)	31%	39%	24%	47%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	43

Financial Highlights (continued)

Class Z Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.62	$15.08	$13.19	$13.39	$17.19
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.33	0.28	0.24	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02	(0.12)	2.63	1.10	(2.29)
Total from investment operations	2.34	0.21	2.91	1.34	(2.00)
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.34)	(0.27)	(0.31)	(0.27)
Distributions from net realized gains	(0.89)	(0.33)	(0.75)	(1.23)	(1.53)
Total dividends and distributions	(1.22)	(0.67)	(1.02)	(1.54)	(1.80)
Net asset value, end of year	$15.74	$14.62	$15.08	$13.19	$13.39
Total Return(b):	17.83%	1.70%	23.29%	11.32%	(12.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$313	$227	$259	$210	$197
Average net assets (in millions)	$271	$229	$237	$208	$223
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.56%	0.56%	0.53%	0.55%	0.54%
Expenses before waivers and/or expense reimbursement	0.56%	0.56%	0.53%	0.55%	0.54%
Net investment income (loss)	2.18%	2.37%	2.03%	1.79%	1.93%
Portfolio turnover rate(e)	31%	39%	24%	47%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R6 Shares
	Year Ended November 30, 2019	January 26, 2018(a) through November 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.62	$13.96
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.03	0.73
Total from investment operations	2.36	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.28)
Distributions from net realized gains	(0.89)	—
Total dividends and distributions	(1.23)	(0.28)
Net asset value, end of period	$15.75	$14.62
Total Return(c):	17.94%	6.87%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3	$1
Average net assets (in millions)	$3	$1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.52%	0.52%	(e)
Expenses before waivers and/or expense reimbursement	1.38%	4.18%	(e)
Net investment income (loss)	2.24%	1.74%	(e)
Portfolio turnover rate(f)	31%	39%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	45

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison Utility Fund and Board of Directors

Prudential Sector Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Utility Fund, a series of Prudential Sector Funds, Inc., (the Fund), including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2020

46

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2019, the Fund reports the maximum amount allowed per share, but not less than $0.89 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2019, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Utility Fund	100.00%	100.00%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

PGIM Jennison Utility Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Utility Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Utility Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Utility Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Utility Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison Utility Fund is a series of Prudential Sector Funds, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund

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expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period though it underperformed over the one-, three- and five-year periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance relative to the Peer Universe reflected that the Fund’s allocation to traditional utility stocks was smaller compared with many of the funds in the Peer Universe, and the utility sector outperformed the equity markets as a whole in 2018.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 1.78% for Class B shares, and 0.52% for Class R6 shares through March 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Utility Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Utility Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z	R6
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX	PRUQX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817	74441P726

MF105E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item. Effective January 1, 2020, Ms. Grace C. Torres joined the Board’s Audit Committee and succeeded Mr. Kevin J. Bannon as the Audit Committee Chair and “audit committee financial expert”. She is “independent” for purposes of this item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended November 30, 2019 and November 30, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $72,384 and $71,668 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended November 30, 2019, fees of $4,254 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended November 30, 2018, there are no fees to report.

(c) Tax Fees

For the fiscal years ended November 30, 2019 and November 30, 2018: none.

(d) All Other Fees

For the fiscal years ended November 30, 2019 and November 30, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended November 30, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended November 30, 2018: none.

(f)Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2019 and November 30, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 15, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 15, 2020